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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-05685

Williamsburg Investment Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP       One Post Office Square      Boston, Massachusetts 02109

(Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400

Date of fiscal year end:         March 31, 2012

Date of reporting period:       September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SEMI-ANNUAL REPORT September 30, 2011 (Unaudited)

THE DAVENPORT FUNDS LETTER TO SHAREHOLDERS	October 20, 2011

Market Commentary

Equity investing hasn’t been very fun recently. In fact, we’ve just endured the toughest stretch for stocks since the 2008 financial crisis. Major stock indices declined during every month of the third quarter. The S&P 500 Index and Russell 2000 Index declined 13.9% and 21.9%, respectively, during the quarter ended September 30, 2011 and are now down 8.7% and 17.0%, respectively, on a year-to-date basis. Interestingly, the performance spread between large and small caps has become very noticeable during this tumultuous time. Perhaps most telling, the Dow Jones Industrial Average was down a more manageable 3.9% year-to-date. We entered the year thinking that large cap stocks should do well on a relative basis and that has proven to be the case thus far (although we’d rather it be under different circumstances).

We have a couple comments about performance. In terms of absolute performance, we think it’s important to put the market’s recent correction in perspective. Since March 2009 (the low point of the crisis), the S&P 500 has still gained over 60% through quarter end. Wide swings, including recent losses, have made for a bumpy and sometimes painful ride, but investors have nonetheless enjoyed a solid market recovery. Moving to relative performance, we note this has been a very tough year for active managers. In fact, J.P. Morgan recently reported this is the worst year for active managers since 1998 with nearly 50% of mutual funds under-performing their respective benchmarks by more than 2.5 percentage points. Stocks have been highly correlated, making it difficult for managers to differentiate themselves. We know relative performance doesn’t pay the bills, but are pleased that two of our three Funds are ahead of their benchmarks and the third isn’t far behind. Also, we sense a lot of investors have been whipsawed in this market and some have experienced big negative surprises. While we haven’t delivered big gains, we take pride in having stayed pretty consistent through turbulent times and not having delivered our shareholders any big surprises relative to how equity markets have behaved.

Clear signs of renewed economic weakness have emerged and have bolstered the case for a “double dip” recession. Unemployment remains elevated and the housing market continues to struggle. Furthermore, investor angst has been exacerbated by political discord out of Washington D.C. Politics in our country definitely seems to have hit a new low point and has eroded consumer, corporate and investor confidence. We also think market declines have taken on somewhat of a self-fulfilling nature. In other words, a prolonged downtrend has weighed on consumer and business demand, which in turn is weighing further on markets. While we have yet to see a broad based reduction of corporate earnings outlooks, we have seen some indications of weakness and the stock market is clearly saying there are more to follow. We definitely expect to hear some cautious commentary when companies report third quarter numbers in coming weeks.

We aren’t sure monetary policy can save us this time around. While current easy policy is expected to persist, there aren’t many more arrows in the Federal Reserve’s quiver. Recently, the Fed announced what was dubbed “Operation Twist.” Essentially, this entails shifting government bond purchases towards longer-dated notes with the intent of lowering long-term interest rates.

The Fed’s plans and a general flight to safety have driven up bond prices. A 10-year bond now yields less than 2% whereas a 30-year yields less than 3%. In theory, this would not only encourage borrowing, but would also entice investors to take on more risk in search of higher returns. Equities have performed quite poorly since the announcement as the marginal impact of these policy moves has been called into question. Meanwhile, commodity prices have plummeted giving rise to deflation worries (a significant change from six months ago when inflation was the focal point). Even Fed Chairman Ben Bernanke has noted that economic conditions are now more dependent on sound fiscal policy from Washington.

Unfortunately, government spending is needed at a time when governments can least afford to spend. Nations around the world are struggling beneath giant debt burdens following years of excess spending. Budget troubles are most evident in Europe, where the woes of specific nations such as Greece are threatening the vitality of the whole Eurozone and the viability of the Euro as a currency. The chickens also appear to be coming home to roost in the U.S., where spending cuts are at the heart of political rancor surrounding our record deficit. We recently noted it may be time to “take our medicine,” implying a long period of low growth alongside government austerity. This scenario is looking increasingly likely; however, it doesn’t mean economic growth will come to a halt. Furthermore, a period of government restraint and debt pay-down could ultimately sow the seeds for a stronger economy.

We are worried, but don’t believe we are in for a repeat of 2008. There’s no doubt that Europe’s problems will weigh on multinational companies and emerging markets are beginning to cool. Domestically, however, we aren’t coming off the same high as we were in ’08 and many industries are already operating at depressed levels. We think it currently makes sense to emphasize companies with a domestic bias. 2008 followed a period when many American individuals and companies did unwise things (mainly excessive borrowing) and growth was inflated. A financial/liquidity crisis, which we don’t expect to recur, prompted a period of more conservative behavior and repairing past mistakes. Now, companies generally are in good shape, many with little debt, large cash positions, lean cost structures and access to cheap capital. Corporate America is now much better suited to absorb any economic weakness.

Oftentimes, extreme levels of dread and uncertainty can lead to market gains as obstacles are overcome. We are hopeful that Eurozone leaders can arrange a comprehensive budget solution, even if it means slower growth in coming years. We are also hopeful that U.S. leadership will introduce constructive economic policy that instills confidence in businesses and consumers. Who knows, maybe the threat of not being re-elected in 2012 will drive more decisive action by many politicians? Market weakness has been very broad based and many companies are trading at low double-digit earnings multiples. It would appear that a lot of bad news is reflected in current stock prices. We continue to focus on companies we know and like best. In doing so, we believe we can lay the foundation for years of strong absolute and relative performance. We thank you for your trust and look forward to reporting back to you at year end.

Davenport Core Fund

The following chart represents Davenport Core Fund (the “Fund”) performance and the performance of the S&P 500 Index*, the Fund’s primary benchmark, for the periods ended September 30, 2011.

	Q3	1 Year	3 Years**	5 Years**	10 Years**	Since Inception** (1/15/98)	Expense Ratio:
DAVPX	-14.06	0.17	1.12	0.17	3.63	3.17	0.97%
S&P 500	-13.87	1.14	1.23	-1.18	2.82	3.09

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*
The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

The Core Fund declined 14.06% during the third quarter, roughly in line with the S&P 500’s 13.87% tumble. Year to date, the Fund is down 9.54%, slightly trailing the 8.68% decline for the S&P 500. While large cap stocks fared better versus their smaller brethren, they were not spared from the global flight to safety (namely cash and U.S. Treasuries).

The combination of intense volatility and high correlations allowed few standouts in terms of absolute performance during the quarter. Ironically, after expressing our frustrations with large cap technology in our last letter, shares of Apple (AAPL) came to life, posting a gain in the mid teens. Other top performers included Dollar Tree (DLTR), McDonald’s (MCD) and American Tower (AMT), which all have the common thread of relatively insulated earnings streams. Smaller cap cyclical stocks such as CarMax (KMX) and Albemarle (ALB) were among the biggest detractors for the period. However, in each case, we are willing to look through near term volatility in results given a high level of confidence in longer term earnings power.

The Financials sector was the largest source of relative performance during the quarter as names such as Markel (MKL), Berkshire Hathaway (BRK/B) and Brookfield Asset Management (BAM) performed better than banks and other credit sensitive entities. While we have enjoyed our light exposure to banks, weakness provided a great opportunity to add to a credit sensitive name such as Capital One (COF). We believe 2012 earnings of $6.00+ seem achievable in light of credit and loan growth trends. Moreover, the company’s recent proposed acquisitions of ING Direct and HSBC’s credit card business should increase scale, improve profitability and generate significant cross selling opportunities down the road. We also added to our position in Berkshire Hathaway (BRK/B) at a slight premium to book value. Put simply, we thought the stock was too cheap given the company’s collection of above average businesses, immense cash flows and impressive history of capital allocation. While we realize “The Oracle” will not be around forever, we believe Mr. Buffett has built a valuable franchise capable of creating value long after he retires. Apparently, Mr. Buffet agrees as evidenced by the uncharacteristic share repurchase authorization the company announced near quarter end.

Excluding a strong quarter from recently purchased Dollar Tree (DLTR), the Consumer Discretionary sector had a rough go as troublesome economic data, European financial issues and market volatility pushed consumer confidence to new lows. As we enter a period likely characterized by slow demand growth, we are attracted to capacity constrained industries that can maintain pricing power. As such, we sold our position in Ford Motor (F) and initiated a position in leading luxury hotel operator, Starwood Hotels (HOT). While we think auto demand will eventually recover, we are still concerned there may be overcapacity in the industry. On the other hand, hotel supply growth has been virtually dormant since the financial crisis. We believe that this phenomenon, coupled with an expectation for negligible supply growth over the next couple of years, provides a structural tailwind that should be supportive of occupancy, room rates and revenue per available room (RevPAR) for HOT. Given the company’s quality product offering, loyal customer base and meaningful operating leverage, we expect earnings to ramp significantly as the company captures these trends. Furthermore, we purchased the shares at valuation levels not seen since the beginning of 2009, which we think paves the way for significant upside as the aforementioned trends manifest and the stock’s multiple expands.

Near the end of the quarter, we initiated a position in the world’s largest food and beverage company, Nestlé (NSRGY). We think Nestlé is a great example of an all weather stock that can do well in a variety of market environments. For one, management has an impressive track record of value creation and the business produces returns on capital in the low 30% range. The company’s leading brands (Nestlé, Nescafé, Jenny Craig, Perrier, Pure Life, etc.) and unrivaled manufacturing scale create significant competitive advantages and enable pricing power with lead retailers. In addition to these defensive qualities, the company derives one third of its revenues from emerging markets, where it continues to invest in growth opportunities. Moreover, Nestlé has a rock solid balance sheet it can use to augment both top line growth through acquisitions and per share value through the repurchase of stock. We believe the combination of these characteristics pave the way for low risk, solid growth in revenues and earnings that should demand a premium valuation in today’s environment.

As we ponder recent results and survey the current market backdrop we continue to conclude that quality matters. Though the “dash to trash” following the meltdown of 2008-9 sent stocks of the lowest quality flying, we note that we are no longer dealing with an environment where companies are on the verge of collapse amid rampant leverage and frozen credit. Therefore, with different ingredients in place this time, we don’t expect junk to lead the market. In a low growth environment, large cap stocks should outperform given that they are generally cheap, have strong balance sheets and should be able to augment returns via buybacks and dividends. Furthermore, should things recover more quickly than expected; we don’t expect them to be left in the dust.

New Positions

Nestlé S.A. - ADR (NSRGY) Nestlé is the largest food and beverage company in the world with a diverse product portfolio that includes brands such as Nestlé, Nescafe, Jenny Craig, Perrier and Pure Life. Nestlé’s diverse product offering, manufacturing scale and global distribution network create significant competitive advantages. Moreover, the company’s leading brands and product breadth enable pricing power with lead retailers, protecting the company against rising input costs. In addition to its defensive qualities, the company has significant exposure to emerging markets where it continues to invest in growth opportunities. We believe the combination of these characteristics pave the way for low risk, solid growth in revenues and earnings over the next few years. Furthermore, we point out that the company has a massive cash position with which it can augment earnings growth via acquisitions or share buybacks. Though the shares trade at a slight premium to peers, we believe this is warranted due to the aforementioned factors.

Starwood Hotels & Resorts Worldwide, Inc. (HOT) Starwood is the largest operator of luxury and upscale hotels in the world. Company franchises including Sheraton, Westin, W Hotels, St. Regis and Aloft are well known throughout the world, enjoy a loyal customer base and have low levels of competition relative to others in the industry. In recent months the stock (alongside the lodging sector) has underperformed the market as investors have shed “risk” in the midst of slowing sector/economic data, European concerns and turmoil in the Middle East. With the stock off 30+% year-to-date, and now trading at valuation levels not seen since January of 2009, we think the risk reward profile is compelling. Despite an uncertain global economic backdrop and weak consumer demand expectations, a dearth of hotel supply growth should continue to support pricing across the industry over the next few years. This, in tandem with HOT’s high quality luxury brands, loyal customer base and meaningful exposure to business travel (corporations are still flush with cash), should support solid RevPAR (revenue per available room) growth. Given the significant operating leverage in the company’s business model, we believe results should continue to improve and could warrant an upward revision in the stock’s multiple. Put simply, we think this stock may have upside into the $60s while further downside should be limited.

Increased Positions

Berkshire Hathaway, Inc. - Class B (BRKB) Berkshire is a financial holding company with a wide variety of subsidiaries engaged in business activities ranging from insurance, manufacturing, retail, railroads, energy and finance. The stock is well off recent highs due to weak insurance results, anemic investment portfolio returns and concerns surrounding the company succession plan; however, at 1.1x book value we think the shares are a great deal. While BRK.B is a conglomerate by most standards, we believe it holds a portfolio of above average businesses, with sustainable competitive advantages and strong returns on capital that should have meaningful leverage to any cyclical recovery. Furthermore, should the economic backdrop worsen, the company has almost $30 billion for famed investor Warren Buffett to deploy as he sees fit. Though we realize he will not be around for much longer, we believe Mr. Buffett has built a valuable franchise that is capable of compounding value long after he retires. As such, we believe the risk reward profile is compelling at current levels.

Capital One Financial Corporation (COF) COF is the 5th largest U.S. credit card provider, with operations in auto lending, consumer installment lending, small business lending and deposit taking activities. The stock has been very weak alongside other credit sensitive financials amid recent market turmoil. We thought this was an opportune time to add to the position given the company’s improving credit profile, significant earnings power and ability to generate capital internally.

Caterpillar, Inc. (CAT) Caterpillar is the world’s largest manufacturer of earthmoving equipment, with a significant presence in the manufacture of construction equipment, material handling machinery, engines (diesel and natural gas) and turbines. We continue to believe CAT is one of the highest quality names in the Industrials space and point out that the company has emerged from the recent economic crisis a leaner entity with much greater earnings power. While various sectors of the economy are showing signs of slowing, CAT’s results have continued to press on. Ultimately, we think EPS power of $12-$14 per share is achievable as demand recovers and the company integrates its recent acquisition of Bucyrus.

Davenport Value & Income Fund

The following chart represents Davenport Value & Income Fund (the “Fund”) performance and the performance of the S&P 500 Index*, the Fund’s primary benchmark, and the Lipper Equity Income Index* for the periods ended September 30, 2011.

	Q3 2011	Since Inception 12/31/2010	Expense Ratio
DVIPX	-10.86	-4.83	1.09%
S&P 500	-13.87	-8.68
Lipper Equity Income Index	-14.04	-8.53

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*
The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Lipper Equity Income Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Equity Income Fund Index. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

The Value & Income Fund had a rough quarter but held in well versus the market. The Fund was down 10.86%, outpacing the 13.87% decline for the S&P 500 Index and the 14.10% decline for the Lipper Equity Income Index. The Fund is now off 4.83% for the year, still well ahead of the 8.68% decline for the S&P 500 Index and the 8.53% decline for the Lipper Equity Income Index. Though we never enjoy reporting negative numbers, we are pleased with the way the Fund has behaved in such a difficult market.

For the second quarter in a row, the Fund’s’s Financials holdings generated strong relative performance. While much of this was due to lower exposure to the banking sector, we enjoyed another solid quarter of gains from Walter Investment Management (WAC). Given the elimination of the dividend and the company’s REIT status as a result of its merger with Green Tree, we used strength in the stock as an opportunity to exit our position in WAC. Other top performers during the period included Consumer Discretionary stocks VF Corp. (VFC) and McDonald’s (MCD). We decided to chip each of these holdings following recent strength; however, we are impressed by each company’s execution in the current consumer environment and remain encouraged by their longer term prospects. Due to problems plaguing the Euro Zone, international telecom holdings Vodafone (VOD) and Telefonica (TEF) underperformed their sectors. However, the Fund’s biggest detractors for the quarter were more cyclical holdings such as Encana (ECA) and Watsco (WSO).

Near the beginning of the quarter, we purchased a position in the world’s largest retailer, Wal-Mart (WMT). We think Wal-Mart is a great example of a large company that can still create significant value in a low growth environment. Though the company’s growth prospects are not what they used to be; we believe this classic growth story has morphed into an attractive value situation. Over the years the company has built a valuable competitive advantage through its low cost leadership and scalable distribution network. Domestic growth has stalled during the economic downturn; however, the business continues to generate immense amounts of cash. Meanwhile the company is growing internationally with significant room for further expansion. Perhaps most importantly, management has gotten much more aggressive with capital management via increased share buybacks. Put simply, we think the company can buy back around 8% of its stock a year using internally generated cash flow. Assuming this level of buybacks alongside the 2.75% dividend yield, provides the potential for double digit returns on a per share basis.

We continue to emphasize quality in the Fund, adding to Travelers (TRV) and initiating a position in Southern Company (SO). Each of these companies is well respected in its industry, and has strong cash flows that should continue to support dividend growth. Travelers trades at a discount to book value and also appears cheap on a P/E basis. We thought this was attractive in light of the company’s solid balance sheet, focus on buybacks and solid dividend that yields 3.3%. Furthermore, it is hard to imagine things getting much worse for the company’s property & casuality insurance business given low interest rates (hurts investment income) and recent weather events. Southern is one of the largest regulated utilities in the U.S. While a bit more expensive, SO has a deep, highly regarded management team that has produced industry leading returns while being great proponents of shareholder value. The $1.89 dividend yields 4.5%, and has remained stable or increased for over 240 consecutive quarters (>60 years). Given its solid yield, high quality assets and attractive returns, we believe SO should perform well in the context of a slow growth economy and persistently low interest rates.

Though the Fund benefitted from a defensive bias throughout the quarter, we found that some of the best bargains were among the more cyclical names. While we can’t rule out a meaningful slowdown, we note that most companies’ cost structures are much improved and downside risk to earnings simply isn’t what it was headed into 2008. As such, we took advantage of what appeared to be great buying opportunity in Dow Chemical (DOW) which seems to be discounting a scenario in which earnings return to near 2008-2009 levels. Dow is the second largest chemical company in the world. While the company’s earnings are clearly cyclical, we are attracted to its diversified product mix and capital light approach to expansion. Given a sustainable dividend yielding 4.0%, a cheap valuation and long-term earnings tailwinds resulting from an abundance of cheap natural gas, we felt DOW was a solid fit for this Fund.

Low interest rates should continue to benefit income generating stocks for some time. At quarter end, the Fund’s yield stood at 3.6% versus the 10-year treasury at 1.9%. Though equities certainly contain more risk, the income component continues to be meaningful. As we look ahead, we feel the Fund is positioned to perform well as we enter what appears to be a period of persistently low interest rates and slower growth.

New Positions

Dow Chemical Company (The) (DOW) DOW is the second largest chemical company in the world, providing chemical, plastic and agricultural products and services to a diverse array of end markets. The stock has been pummeled in recent weeks alongside other cyclical names as economic concerns and fears surrounding global financial instability cascaded through markets. We viewed this as an opportunity to pick up some cyclical exposure in a depressed name at an attractive valuation with a solid yield (3.5%). Longer term, given an abundance of cheap, liquids-rich natural gas in the U.S., we think DOW’s cost advantage as a domestic producer of plastics (key feedstock for plastics is derived from natural gas liquids) distinguishes the company from other cyclical industrial commodity plays. Because of its defensive bias, the company has performed very well recently relative to broader market indices. While we remain comfortable with our sector allocations in addition to the individual stocks we own, we believe some of the best bargains in the market are among the more cyclical names.

Southern Company (The) (SO) SO is one of the largest regulated utilities in the U.S., serving 4.4 million customers through its four electric utilities in Alabama, Georgia, Florida and Mississippi. The company is well positioned in stable/friendly regulatory environments that offer attractive demographics. SO has a deep, highly regarded management team that has produced industry leading returns while being great proponents of shareholder value. The $1.89 dividend yields 5.0%, and has remained stable or increased for over 240 consecutive quarters (>60 years). Given its solid yield, high quality assets and attractive returns, we believe SO should perform well in the context of a slow growth economy and persistently low interest rates.

Wal-Mart Stores, Inc. (WMT) WMT is the world’s largest retailer, with roughly 9,000 discount stores, superstores and warehouse centers located in 15 different countries. Like many large company growth stocks, WMT has seen earnings and dividends grow over the past ten years, yet the stock price has gone nowhere because of significant multiple contraction. Though we concede some multiple compression was warranted as the stock was overpriced at its peak and growth prospects are not what they used to be, we believe this classic growth story has morphed into an attractive value situation. Over the years the company has built a valuable competitive advantage through its low cost leadership and scalable distribution network. Domestic growth has stalled during the economic downturn; however, the business continues to generate immense amounts of cash. Meanwhile the company is growing internationally with significant room for further expansion. Perhaps most importantly, management has gotten much more aggressive with capital management (i.e. accelerated its buyback program) which should significantly magnify earnings and dividend growth (currently yields 2.7%) at the per share level. We feel that at 12x EPS, the shares inadequately reflect the potential value creation within the company.

Increased Positions

Fidelity National Financial, Inc. – Class A (FNF) After acquiring the bankrupt title operations of LandAmerica Financial in late 2008, FNF became the largest title insurer in the U.S. with roughly 44% market share of the $10 billion title premium market. Though housing has not shown many signs of recovery, it is difficult to imagine the environment getting much worse. Assuming the market is in the process of bottoming, we believe the risk/reward for FNF (and housing related stocks in general) is compelling given its cheap valuation and long term earnings power. As a reminder, we believe the long term EPS power of FNF is significant as housing transactions recover given their diligent cost focus and scale advantage resulting from the LandAmerica transaction. In the meantime, the company trades at a modest premium to book value and pays a solid dividend yielding ~3.0%.

Travelers Companies, Inc. (The) (TRV) Travelers is a leading provider of property and casualty insurance, with roughly one third of its business coming from personal lines and the balance generated through commercial lines. Following recent weakness, the stock trades at a discount to book value and also appears cheap on a P/E basis. We believe this is attractive in light of the company’s strong balance sheet, focus on share buybacks and a solid dividend that continues to grow. While recent results have suffered from anomalistic levels of catastrophic losses, we believe future pricing (and ultimately earnings) could benefit from these events. As such, we believe the risk-reward profile is compelling at current levels. The stock currently yields 3.2%.

Watsco, Inc. (WSO) Disappointing Q2 results and general market weakness have caused the shares to decline meaningfully from recent highs. Though economic uncertainty continues to delay a replacement cycle in HVAC equipment, we believe the company is executing well in a tough environment and still appears poised to deliver significant earnings growth as demand returns. The company’s strong balance sheet, attractive dividend yield and heavy insider ownership continue to support our excitement surrounding this attractive multi-year growth story. As such, we elected to use recent weakness as an opportunity to add to the position. the largest independent distributor of heating, ventilation, air conditioning (HVAC) and refrigeration equipment, parts, and supplies in the U.S. The stock currently yields 3.4%.

Davenport Equity Opportunities Fund

The following chart represents Davenport Equity Opportunities Fund (the “Fund”) performance and the performance of the Russell Midcap Index*, the Fund’s primary benchmark, and the S&P 500 Index* for the periods ended September 30, 2011.

	Q3 2011	Since Inception 12/31/2010	Expense Ratio
DEOPX	-15.14	-6.74	1.15%
Russell Midcap Index	-18.90	-12.34
S&P 500 Index	-13.87	-8.68

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*
The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000, which represent approximately 25% of the total market capitalization of the Russell 1000. The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

The Equity Opportunities Fund declined 15.14% relative to an 18.90% decline for the Russell Midcap Index and a 13.87% drop for the S&P 500. Year-to-date, the Equity Opportunities Fund was down 6.74% at quarter end versus a 12.34% decline for the Russell Midcap and an 8.68% drop for the S&P 500. Perhaps most astonishing, the Russell 2000 declined a whopping 21.87% in Q3 and is now down 17.02% year-to-date. Suffice it to say, we don’t like reporting negative numbers and are unhappy to see solid gains be quickly erased. However, we do take some comfort in having held in relatively well versus the broader market, especially small and mid-cap indices.

As noted in our Market Commentary, this has been a very difficult year for managers to differentiate themselves given high correlations among stocks. Fortunately, we’ve been able to separate ourselves somewhat due to the solid performance of a few holdings. Companies with resilient earnings streams like Church & Dwight (CHD), ITC Holdings (ITC), American Tower (AMT) and O’Reilly (ORLY) actually managed small gains this past quarter. On the other hand, more cyclical consumer stocks such as CarMax (KMX) and Penn National (PENN) were big drags on performance. These two stocks are currently some of our largest holdings and we think the earnings streams of both companies will be more durable than currently expected. We were also stung by our holdings in the Energy complex, namely Plains Exploration (PXP) and Ultra Petroleum (UPL). Fortunately, our small weighting in Energy stocks has helped limit downside versus the broader market as commodity prices have plummeted. The Financials sector has also been a source of positive relative performance for us. While our Financials holdings were down a bit, we have generally been light in credit sensitive areas (e.g. banks) that have been extremely weak.

In tough times, we think it’s important to have the conviction to add to favorite holdings. When the market swooned in early August, we bought more American Tower (AMT) and Brookfield Asset Management (BAM). We had been patiently waiting for an opportunity to own more of each and broad based market weakness gave us our chance. Both companies should be able to continue growing even in a tough environment and have held up relatively well since our recent purchases. Other additions involved more cyclical entities and were not quite as timely. For instance, we added to specialty chemical producer Albemarle (ALB) in early September after the stock had nosedived from over $70/share to roughly $48. Since then, the stock has dropped further into the high $30’s. We think the shares have now gone a long way towards discounting the likelihood of lower earnings next year. Even though we didn’t time the bottom, we expect to make money in the stock long-term. We also reduced a few positions at good prices. We chipped both Church & Dwight (CHD) and Fidelity National Financial (FNF) near 52-week highs and sold our position in Expedia (EXPE) not far from the stock’s high. We like the idea of recycling capital from these names into more depressed names with brighter outlooks.

We also like the idea of buying companies with embedded growth stories that aren’t solely dependent on the global economy. One example is International Game Technology (IGT) which is the world’s leading maker of slot machines and a name we have been familiar with for many years. We were able to establish a position just below $14/share. The stock peaked at nearly $50 a few years ago as new gaming jurisdictions were opening, a slot replacement cycle was booming, the company was taking market share and a buoyant economy was supporting participation games (machines where IGT takes a percent of daily win rather than sell the machine). Then, the replacement cycle came to a screeching halt, competitors started to regain their momentum and the economy cooled. As this was happening, IGT seemed to lose its creative edge and management lost some credibility. A couple years ago, IGT brought in new a CEO, who subsequently hired a new COO and new CTO (Chief Technology Officer). Since that time, the company has changed its focus and seems to be in the early stages of executing a successful turnaround. The company’s cost structure has been right-sized, new games seem to be gaining traction and the company’s market share is improving. Also, new management is very focused on returns on capital and value per share. The macro backdrop hasn’t improved much, but the company’s internal efforts, market share improvement and capital allocation practices seem to be ingredients for good share performance even in the absence of economic strength. At 12.5 times EPS estimates that should prove relatively sturdy, we feel like we’re getting a decent deal.

Another example is Colfax (CFX). Colfax is principally a pump manufacturer serving a variety of end markets including commercial marine, oil & gas and power generation. The company is in the process of acquiring Charter plc, which makes air and gas handling equipment as well as welding and cutting equipment. Colfax was capitalized by Mitch and Steve Rales, who are best known for their value creation at Danaher (DHR). The Rales own over 40% of Colfax and, while there is no way to insure a repeat of past success, we like having them as partners. CFX has weathered a very tough operating environment and posted impressive margin gains. Moreover, the proposed acquisition of Charter could be transformational. While it entails taking on significant debt and increasing exposure to some markets that seem to be fragile at the moment (Europe and emerging markets), CFX has the opportunity to dramatically improve the profitability of an under-performing enterprise. While a global economic collapse could render our thesis irrelevant, this deal could yield multiple years of double-digit earnings growth even in a low growth environment.

In summary, our relative performance feels pretty good, but this clearly isn’t the year we were anticipating in terms of absolute performance. Some cooling off was to be expected after a big two year advance, but the degree of recent weakness has caught us off guard. Our main focus right now is continuing to optimize the Fund for future performance. This entails “high grading” the Fund by adding to favorite names, opportunistically seeking new opportunities and reducing exposure to areas where our conviction levels have waned. We feel like our recent moves have been steps in the right direction.

New Positions

Capital One Financial Corporation (COF) COF has been dragged down alongside other credit sensitive Financials and we think the risk/reward in the stock is very attractive right here. The yields on COF’s credit card portfolio are very attractive (especially when compared to bank assets) and the company has announced some sizeable acquisitions that could be very accretive. We think the company could be capable of earning $7.00/share and could ultimately trade to the $80 level. Also, we have benefitted from being light credit sensitive Financials in this Fund (we haven’t owned any banks). Now seems to be a good time to be looking at this depressed area, especially a unique growth story like COF.

Colfax, Inc. (CFX) Colfax is principally a pump manufacturer serving a variety of end markets including commercial marine, oil and gas, power generation, global navies and general industry. The company has a strong global presence with roughly 70% of sales outside of the U.S. The company is in the process of acquiring Charter plc which operates through two segments. The company’s ESAB segment supplies welding and cutting equipment and consumables. The company’s Howden segment designs and supplies air and gas handling equipment, particularly for the power generation industry.

International Game Technology (IGT) IGT is the world’s leading maker of slot machines. A couple years ago, IGT brought in new a CEO. Subsequently, the company hired a new COO and new CTO (Chief Technology Officer). Since that time, the company has changed its focus and seems to be in the early stages of executing a successful turnaround. The company’s cost structure has been right sized, new games seem to be gaining traction with casino operators and the company’s market share is improving. New management is very focused on returns on capital and value per share. Debt has been paid down and the company has started buying back stock. The macro backdrop hasn’t improved much, but the company’s internal efforts, market share improvement and capital allocation practices seem to be ingredients for good share performance even in the absence of economic strength.

Tessera Technologies, Inc. (TSRA) While an unusual story, the stock seems to have a very favorable risk/reward profile right here. In addition to a patent licensing business, TSRA has over $10/share of net cash (and growing). On a sum-of-the-parts basis, we think the stock should be worth more and believe downside should be cushioned by the company’s growing cash balance. The company lowered guidance last week and we are buying it near its lows.

Increased Positions

Albemarle Corporation (ALB) Albemarle is a specialty chemical company that operates in three segments: Polymer Solutions (includes flame retardants), Catalysts (refinery catalysts and others used in production of plastics) and Fine Chemistry (elemental bromine and third party services). While we are respectful of the risks to economic growth and the uncertainty surrounding demand in cyclical industries such as specialty chemicals, we believe the consensus has become overly pessimistic and that the selloff in the shares is overdone. Though exposed to cyclical factors, ALB participates in markets with attractive supply/demand characteristics that have continued to produce impressive results. Furthermore, the company has a credible management team that we believe has set an achievable goal of doubling EPS to >$9 by 2015. We elected to use recent weakness to add to this high quality situation with significant upside potential.

American Tower Corporation – Class A (AMT) AMT owns cell phone towers and leases space on those towers to wireless carriers. With the explosion of wireless devices, demand for new tower and space on existing tower continues to increase. Also, these are multi-year deals with annual price escalators, which provide some growth visibility. This business requires little capital and generates significant free cash flow. The company is now emulating its U.S. success abroad, having acquired towers in many other countries. The company is exceptionally well run, capable of growing even in a no/low growth environment, and very shareholder oriented. Also, the company will convert to a REIT at year end and begin paying a dividend, which should attract a broader shareholder base.

Brookfield Asset Management, Inc. (BAM) BAM owns and manages hard assets including hydroelectric power, electric transmission, timber and commercial real estate. Its assets have high barriers to entry, long lives and stable/predictable cash flows. The company also has significant excess liquidity and a proven track record of opportunistically buying assets. Lastly, it has a growing asset management business (investing third party capital) that is quickly scaling as hard assets become more appealing in a world where the value of many paper assets is being questioned. The company is exceptionally well run, capable of growing even in a no/low growth environment, and very shareholder oriented.

Lamar Advertising Company – Class A (LAMR) LAMR has been a big disappointment this year and one of our worst performing stocks. Lamar faces numerous headwinds including slowing local advertising growth, rising capital expenditure requirements and blossoming competition from mobile advertising. However, even in a flattish environment, this business will still generate significant free cash flow (perhaps $2.50/share), which can be used to de-lever and ultimately buy back stock. Also, the conversion to digital billboards creates an interesting re-investment opportunity for LAMR.

DAVENPORT CORE FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended September 30, 2011)
	1 Year	5 Years	10 Years
Davenport Core Fund	0.17%	0.17%	3.63%
Standard & Poor’s 500 Index	1.14%	-1.18%	2.82%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DAVENPORT VALUE & INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

Total Returns(a) (for period ended September 30, 2011)
Since Inception(b)
Davenport Value & Income Fund	-4.83%
Standard & Poor’s 500 Index	-8.68%
Lipper Equity Income Index	-8.53%

(a)	The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2010.

DAVENPORT EQUITY OPPORTUNITIES FUND
PERFORMANCE INFORMATION (Unaudited)

Total Returns(a) (for period ended September 30, 2011)
Since Inception(b)
Davenport Equity Opportunities Fund	-6.74%
Russell Midcap Index	-12.34%

(a)	The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2010.

DAVENPORT CORE FUND
PORTFOLIO INFORMATION
September 30, 2011 (Unaudited)

Top Ten Equity Holdings
Security Description	% of Net Assets
Exxon Mobil Corporation	2.8%
International Business Machines Corporation	2.6%
Apple, Inc.	2.6%
Berkshire Hathaway, Inc. - Class B	2.6%
QUALCOMM, Inc.	2.5%
American Tower Corporation - Class A	2.4%
Brookfield Asset Management, Inc. - Class A	2.4%
Chevron Corporation	2.3%
Markel Corporation	2.3%
Millicom International Cellular S.A.	2.2%

DAVENPORT VALUE & INCOME FUND
PORTFOLIO INFORMATION
September 30, 2011 (Unaudited)

Top Ten Equity Holdings
Security Description	% of Net Assets
Royal Dutch Shell plc - Class A - ADR	2.8%
GlaxoSmithKline plc - ADR	2.7%
Fidelity National Financial, Inc. - Class A	2.6%
Altria Group, Inc.	2.6%
Tortoise Energy Infrastructure Corporation	2.6%
Dominion Resources, Inc.	2.4%
Chevron Corporation	2.4%
Coca-Cola Company (The)	2.4%
Watsco, Inc.	2.4%
Wells Fargo & Company	2.3%

DAVENPORT EQUITY OPPORTUNITIES FUND
PORTFOLIO INFORMATION
September 30, 2011 (Unaudited)

Top Ten Equity Holdings
Security Description	% of Net Assets
Penn National Gaming, Inc.	4.2%
Acacia Research Corporation	4.1%
O'Reilly Automotive, Inc.	3.9%
CarMax, Inc.	3.9%
Millicom International Cellular S.A.	3.8%
Markel Corporation	3.6%
Hanesbrands, Inc.	3.5%
NewMarket Corporation	3.2%
American Tower Corporation - Class A	3.1%
NCR Corporation	3.0%

DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS
September 30, 2011 (Unaudited)

COMMON STOCKS — 95.5%	Shares	Value
Consumer Discretionary — 12.9%
CarMax, Inc. (a)	113,481	$2,706,522
Discovery Communications, Inc. - Class C (a)	66,909	2,351,851
Dollar Tree, Inc. (a)	27,659	2,077,468
Lowe's Companies, Inc.	119,617	2,313,393
McDonald's Corporation	27,659	2,429,013
NVR, Inc. (a)	3,024	1,826,436
Starwood Hotels & Resorts Worldwide, Inc.	50,910	1,976,326
Walt Disney Company (The)	67,815	2,045,300
		17,726,309
Consumer Staples — 8.6%
Anheuser-Busch InBev SA/NV - ADR	34,245	1,814,300
Nestlé S.A. - ADR	41,940	2,310,894
PepsiCo, Inc.	43,938	2,719,762
Procter & Gamble Company (The)	36,162	2,284,715
Wal-Mart Stores, Inc.	52,305	2,714,630
		11,844,301
Energy — 10.7%
Chevron Corporation	34,782	3,218,031
EOG Resources, Inc.	23,128	1,642,319
Exxon Mobil Corporation	52,315	3,799,638
Occidental Petroleum Corporation	27,648	1,976,832
Schlumberger Ltd.	42,358	2,530,043
Transocean Ltd.	30,894	1,474,880
		14,641,743
Financials — 14.2%
Bank of America Corporation	134,871	825,411
Berkshire Hathaway, Inc. - Class B (a)	50,062	3,556,404
Brookfield Asset Management, Inc. - Class A	119,034	3,279,387
Capital One Financial Corporation	67,274	2,666,069
JPMorgan Chase & Company	51,714	1,557,626
Markel Corporation (a)	8,956	3,198,456
T. Rowe Price Group, Inc.	43,011	2,054,635
Wells Fargo & Company	99,046	2,388,989
		19,526,977
Health Care — 8.4%
Johnson & Johnson	42,980	2,738,256
Laboratory Corporation of America Holdings (a)	29,155	2,304,703
Merck & Company, Inc.	63,484	2,076,562
Novo Nordisk A/S - ADR	19,493	1,939,943
WellPoint, Inc.	38,196	2,493,435
		11,552,899
Industrials — 9.7%
Boeing Company (The)	32,401	1,960,585
Caterpillar, Inc.	27,964	2,064,862

DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 95.5% (Continued)	Shares	Value
Industrials — 9.7% (Continued)
Danaher Corporation	66,329	$2,781,838
Illinois Tool Works, Inc.	42,674	1,775,239
Stanley Black & Decker, Inc.	37,932	1,862,461
United Technologies Corporation	40,040	2,817,214
		13,262,199
Information Technology — 21.6%
Accenture plc - Class A	52,399	2,760,379
Apple, Inc. (a)	9,336	3,558,696
Automatic Data Processing, Inc.	47,057	2,218,738
Check Point Software Technologies Ltd. (a)	51,103	2,696,194
Fiserv, Inc. (a)	50,998	2,589,168
Google, Inc. - Class A (a)	4,004	2,059,578
Intel Corporation	104,588	2,230,862
International Business Machines Corporation	20,652	3,614,720
Microsoft Corporation	98,603	2,454,229
QUALCOMM, Inc.	70,070	3,407,504
Visa, Inc. - Class A	25,288	2,167,687
		29,757,755
Materials — 4.8%
Albemarle Corporation	51,693	2,088,397
International Flavors & Fragrances, Inc.	40,040	2,251,049
Praxair, Inc.	24,719	2,310,732
		6,650,178
Telecommunication Services — 4.6%
American Tower Corporation - Class A (a)	62,346	3,354,215
Millicom International Cellular S.A.	30,536	3,026,118
		6,380,333

Total Common Stocks (Cost $118,328,963)		$131,342,694

MONEY MARKET FUNDS — 2.4%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (b) (Cost $3,262,917)	3,262,917	$3,262,917

Total Investments at Value — 97.9% (Cost $121,591,880)		$134,605,611

Other Assets in Excess of Liabilities — 2.1%		2,913,532

Net Assets — 100.0%		$137,519,143

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2011.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2011 (Unaudited)

COMMON STOCKS — 92.5%	Shares	Value
Consumer Discretionary — 7.8%
Home Depot, Inc. (The)	35,480	$1,166,228
Leggett & Platt, Inc.	51,955	1,028,189
McDonald's Corporation	11,840	1,039,789
VF Corporation	11,170	1,357,378
		4,591,584
Consumer Staples — 18.5%
Altria Group, Inc.	57,071	1,530,074
Anheuser-Busch InBev SA/NV - ADR	22,675	1,201,321
Coca-Cola Company (The)	20,865	1,409,639
Diageo plc - ADR	15,945	1,210,704
H.J. Heinz Company	17,515	884,157
Philip Morris International, Inc.	21,750	1,356,765
Procter & Gamble Company (The)	17,215	1,087,644
Sysco Corporation	38,130	987,567
Wal-Mart Stores, Inc.	23,820	1,236,258
		10,904,129
Energy — 12.4%
Chevron Corporation	15,506	1,434,615
ConocoPhillips	16,575	1,049,529
Encana Corporation	40,030	768,976
Exxon Mobil Corporation	17,045	1,237,978
Royal Dutch Shell plc - Class A - ADR	26,475	1,642,774
Spectra Energy Corporation	47,560	1,166,647
		7,300,519
Financials — 13.6%
Bank of America Corporation	63,105	386,203
Fidelity National Financial, Inc. - Class A	101,425	1,539,631
JPMorgan Chase & Company	29,850	899,082
Plum Creek Timber Company, Inc.	35,405	1,228,907
Travelers Companies, Inc. (The)	26,445	1,288,665
Wells Fargo & Company	57,225	1,380,267
Willis Group Holdings plc - ADR	37,221	1,279,286
		8,002,041
Health Care — 8.3%
Abbott Laboratories	18,475	944,812
GlaxoSmithKline plc - ADR	38,070	1,571,910
Johnson & Johnson	20,875	1,329,946
Merck & Company, Inc.	31,410	1,027,421
		4,874,089
Industrials — 14.5%
3M Company	13,835	993,215
General Dynamics Corporation	18,305	1,041,371
General Electric Company	68,520	1,044,245
Illinois Tool Works, Inc.	18,470	768,352

DAVENPORT VALUE & INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 92.5% (Continued)	Shares	Value
Industrials — 14.5% (Continued)
Norfolk Southern Corporation	19,840	$1,210,637
Raytheon Company	25,505	1,042,389
Waste Management, Inc.	31,745	1,033,617
Watsco, Inc.	27,410	1,400,651
		8,534,477
Information Technology — 6.1%
Automatic Data Processing, Inc.	25,740	1,213,641
Intel Corporation	58,035	1,237,887
Microsoft Corporation	47,105	1,172,443
		3,623,971
Materials — 3.3%
Dow Chemical Company (The)	43,390	974,540
E.I. du Pont de Nemours and Company	25,055	1,001,448
		1,975,988
Telecommunication Services — 4.0%
Telefonica S.A. - ADR	53,955	1,031,620
Vodafone Group plc - ADR	51,020	1,308,663
		2,340,283
Utilities — 4.0%
Dominion Resources, Inc.	28,380	1,440,853
Southern Company (The)	22,200	940,614
		2,381,467

Total Common Stocks (Cost $59,982,416)		$54,528,548

CLOSED-END FUNDS — 2.6%	Shares	Value
Tortoise Energy Infrastructure Corporation (Cost $1,739,580)	44,725	$1,517,519

MONEY MARKET FUNDS — 2.9%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (a) (Cost $1,697,540)	1,697,540	$1,697,540

Total Investments at Value — 98.0% (Cost $63,419,536)		$57,743,607

Other Assets in Excess of Liabilities — 2.0%		1,195,193

Net Assets — 100.0%		$58,938,800

ADR - American Depositary Receipt.

(a)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2011.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2011 (Unaudited)

COMMON STOCKS — 95.1%	Shares	Value
Consumer Discretionary — 23.3%
Brookfield Residential Properties, Inc. (a)	65,405	$434,943
CarMax, Inc. (a)	64,460	1,537,371
Hanesbrands, Inc. (a)	56,045	1,401,686
International Game Technology	58,610	851,603
Lamar Advertising Company - Class A (a)	65,280	1,111,718
NVR, Inc. (a)	1,142	689,745
O'Reilly Automotive, Inc. (a)	23,334	1,554,745
Penn National Gaming, Inc. (a)	50,095	1,667,663
		9,249,474
Consumer Staples — 3.0%
Church & Dwight Company, Inc.	19,180	847,756
Omega Protein Corporation (a)	36,810	334,235
		1,181,991
Energy — 3.0%
Plains Exploration & Production Company (a)	27,295	619,869
Ultra Petroleum Corporation (a)	20,005	554,539
		1,174,408
Financials — 16.9%
Brookfield Asset Management, Inc. - Class A	37,525	1,033,814
Capital One Financial Corporation	24,325	964,000
Fidelity National Financial, Inc. - Class A	69,315	1,052,201
Markel Corporation (a)	3,995	1,426,734
Safety Insurance Group, Inc.	28,595	1,081,749
Walter Investment Management Corporation	49,900	1,144,207
		6,702,705
Health Care — 3.7%
Henry Schein, Inc. (a)	12,890	799,309
Laboratory Corporation of America Holdings (a)	8,375	662,044
		1,461,353
Industrials — 17.0%
Acacia Research Corporation (a)	45,410	1,634,306
Babcock & Wilcox Company (a)	32,214	629,784
Colfax Corporation (a)	37,590	761,573
Cooper Industries plc - Class A	15,925	734,461
Republic Services, Inc.	32,165	902,550
Rockwell Collins, Inc.	17,580	927,521
Watsco, Inc.	23,195	1,185,264
		6,775,459
Information Technology — 13.5%
Check Point Software Technologies Ltd. (a)	18,115	955,747
CoreLogic, Inc. (a)	60,455	645,055
Fiserv, Inc. (a)	17,285	877,559
Intuit, Inc. (a)	21,245	1,007,863

DAVENPORT EQUITY OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 95.1% (Continued)	Shares	Value
Information Technology — 13.5% (Continued)
NCR Corporation (a)	71,336	$1,204,865
Tessera Technologies, Inc. (a)	57,235	683,386
		5,374,475
Materials — 5.3%
Albemarle Corporation	21,515	869,206
NewMarket Corporation	8,260	1,254,446
		2,123,652
Telecommunication Services — 6.9%
American Tower Corporation - Class A (a)	23,040	1,239,552
Millicom International Cellular S.A.	15,355	1,521,681
		2,761,233
Utilities — 2.5%
ITC Holdings Corporation	12,970	1,004,267

Total Common Stocks (Cost $42,377,353)		$37,809,017

MONEY MARKET FUNDS — 2.9%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (b) (Cost $1,138,924)	1,138,924	$1,138,924

Total Investments at Value — 98.0% (Cost $43,516,277)		$38,947,941

Other Assets in Excess of Liabilities — 2.0%		810,363

Net Assets — 100.0%		$39,758,304

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2011.

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2011 (Unaudited)

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
ASSETS
Investments in securities:
At acquisition cost	$121,591,880	$63,419,536	$43,516,277
At market value (Note 2)	$134,605,611	$57,743,607	$38,947,941
Cash	—	686,065	585,269
Dividends receivable	102,335	186,157	34,906
Receivable for investment securities sold	2,699,501	—	—
Receivable for capital shares sold	323,950	386,551	230,733
Other assets	20,343	15,144	13,395
TOTAL ASSETS	137,751,740	59,017,524	39,812,244

LIABILITIES
Payable for capital shares redeemed	101,824	19,570	12,613
Accrued investment advisory fees (Note 4)	102,670	37,161	26,535
Payable to administrator (Note 4)	17,750	8,200	6,125
Other accrued expenses	10,353	13,793	8,667
TOTAL LIABILITIES	232,597	78,724	53,940

NET ASSETS	$137,519,143	$58,938,800	$39,758,304

Net assets consist of:
Paid-in capital	$135,115,120	$64,374,092	$44,254,455
Accumulated net investment income (loss)	1,748	1,986	(65,050)
Accumulated net realized gains (losses) from security transactions	(10,611,456)	238,651	137,235
Net unrealized appreciation (depreciation) on investments	13,013,731	(5,675,929)	(4,568,336)
Net assets	$137,519,143	$58,938,800	$39,758,304

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	11,595,520	6,289,818	4,279,639

Net asset value, offering price and redemption price per share (Note 2)	$11.86	$9.37	$9.29

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended September 30, 2011 (Unaudited)

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$1,223,672	$950,195	$167,294
Foreign withholding taxes on dividends	(12,957)	(9,475)	(4,552)
Interest	25	—	—
TOTAL INVESTMENT INCOME	1,210,740	940,720	162,742

EXPENSES
Investment advisory fees (Note 4)	587,787	211,952	148,825
Administration fees (Note 4)	107,339	42,888	31,601
Professional fees	9,405	8,405	8,405
Custodian and bank service fees	9,800	9,395	5,684
Registration fees	7,726	6,905	5,942
Compliance service fees (Note 4)	8,161	5,000	4,502
Printing of shareholder reports	9,066	3,919	3,383
Trustees’ fees and expenses	5,418	5,418	5,418
Insurance expense	5,836	2,108	1,587
Postage and supplies	707	468	449
Other expenses	9,224	11,900	11,996
TOTAL EXPENSES	760,469	308,358	227,792

NET INVESTMENT INCOME (LOSS)	450,271	632,362	(65,050)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	135,428	238,651	137,468
Net change in unrealized appreciation/ depreciation on investments	(21,868,177)	(6,905,369)	(5,898,980)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(21,732,749)	(6,666,718)	(5,761,512)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(21,282,478)	$(6,034,356)	$(5,826,562)

See accompanying notes to financial statements.

DAVENPORT CORE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011
FROM OPERATIONS
Net investment income	$450,271	$781,757
Net realized gains from security transactions	135,428	2,762,416
Net change in unrealized appreciation/ depreciation on investments	(21,868,177)	15,587,706
Net increase (decrease) in net assets from operations	(21,282,478)	19,131,879

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(470,333)	(780,857)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	9,926,110	27,476,146
Net asset value of shares issued in reinvestment of distributions to shareholders	441,253	741,331
Payments for shares redeemed	(10,989,857)	(19,335,638)
Net increase (decrease) in net assets from capital share transactions	(622,494)	8,881,839

TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,375,305)	27,232,861

NET ASSETS
Beginning of period	159,894,448	132,661,587
End of period	$137,519,143	$159,894,448

ACCUMULATED NET INVESTMENT INCOME	$1,748	$21,810

CAPITAL SHARE ACTIVITY
Shares sold	735,011	2,149,143
Shares reinvested	33,989	61,329
Shares redeemed	(819,466)	(1,570,298)
Net increase (decrease) in shares outstanding	(50,466)	640,174
Shares outstanding at beginning of period	11,645,986	11,005,812
Shares outstanding at end of period	11,595,520	11,645,986

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2011 (Unaudited)	Period Ended March 31, 2011 (a)
FROM OPERATIONS
Net investment income	$632,362	$140,872
Net realized gains from security transactions	238,651	71,734
Net change in unrealized appreciation/ depreciation on investments	(6,905,369)	1,229,440
Net increase (decrease) in net assets from operations	(6,034,356)	1,442,046

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(639,406)	(131,842)
From net realized gains from security transactions	(71,734)	—
Decrease in net assets from distributions to shareholders	(711,140)	(131,842)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	18,643,960	47,565,809
Net asset value of shares issued in reinvestment of distributions to shareholders	608,068	110,894
Payments for shares redeemed	(2,398,262)	(156,377)
Net increase in net assets from capital share transactions	16,853,766	47,520,326

TOTAL INCREASE IN NET ASSETS	10,108,270	48,830,530

NET ASSETS
Beginning of period	48,830,530	—
End of period	$58,938,800	$48,830,530

ACCUMULATED NET INVESTMENT INCOME	$1,986	$9,030

CAPITAL SHARE ACTIVITY
Shares sold	1,813,380	4,655,581
Shares reinvested	60,777	10,830
Shares redeemed	(235,893)	(14,857)
Net increase in shares outstanding	1,638,264	4,651,554
Shares outstanding at beginning of period	4,651,554	—
Shares outstanding at end of period	6,289,818	4,651,554

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2011 (Unaudited)	Period Ended March 31, 2011 (a)
FROM OPERATIONS
Net investment loss	$(65,050)	$(21,539)
Net realized gains from security transactions	137,468	184,336
Net change in unrealized appreciation/ depreciation on investments	(5,898,980)	1,330,644
Net increase (decrease) in net assets from operations	(5,826,562)	1,493,441

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains from security transactions	(163,030)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	12,809,226	34,425,550
Net asset value of shares issued in reinvestment of distributions to shareholders	157,487	—
Payments for shares redeemed	(1,594,238)	(1,543,570)
Net increase in net assets from capital share transactions	11,372,475	32,881,980

TOTAL INCREASE IN NET ASSETS	5,382,883	34,375,421

NET ASSETS
Beginning of period	34,375,421	—
End of period	$39,758,304	$34,375,421

ACCUMULATED NET INVESTMENT LOSS	$(65,050)	$—

CAPITAL SHARE ACTIVITY
Shares sold	1,209,724	3,357,207
Shares reinvested	15,593	—
Shares redeemed	(153,373)	(149,512)
Net increase in shares outstanding	1,071,944	3,207,695
Shares outstanding at beginning of period	3,207,695	—
Shares outstanding at end of period	4,279,639	3,207,695

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

See accompanying notes to financial statements.

DAVENPORT CORE FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2011		Years Ended March 31,
	(Unaudited)		2011	2010	2009	2008	2007
Net asset value at beginning of period	$13.73		$12.05	$8.36	$13.82	$14.75	$13.99

Income (loss) from investment operations:
Net investment income	0.04		0.07	0.08	0.11	0.10	0.10
Net realized and unrealized gains (losses) on investments	(1.87)		1.68	3.69	(5.17)	0.53	1.28
Total from investment operations	(1.83)		1.75	3.77	(5.06)	0.63	1.38

Less distributions:
Dividends from net investment income	(0.04)		(0.07)	(0.08)	(0.11)	(0.10)	(0.10)
Distributions from net realized gains	—		—	—	(0.29)	(1.46)	(0.52)
Total distributions	(0.04)		(0.07)	(0.08)	(0.40)	(1.56)	(0.62)

Net asset value at end of period	$11.86		$13.73	$12.05	$8.36	$13.82	$14.75

Total return (a)	(13.35%	)(b)	14.61%	45.20%	(36.85% )	3.44%	10.02%

Net assets at end of period (000’s)	$137,519		$159,894	$132,662	$92,358	$155,799	$151,655

Ratio of total expenses to average net assets	0.97%	(c)	0.99%	1.00%	1.00%	0.96%	0.98%

Ratio of net investment income to average net assets	0.57%	(c)	0.58%	0.75%	0.98%	0.60%	0.67%

Portfolio turnover rate	11%	(b)	34%	25%	39%	37%	26%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended September 30, 2011 (Unaudited)	Period Ended March 31, 2011 (a)
Net asset value at beginning of period	$10.50	$10.00

Income (loss) from investment operations:
Net investment income	0.11	0.04
Net realized and unrealized gains (losses) on investments	(1.12)	0.49
Total from investment operations	(1.01)	0.53

Less distributions:
Dividends from net investment income	(0.11)	(0.03)
Distributions from net realized gains	(0.01)	—
Total distributions	(0.12)	(0.03)

Net asset value at end of period	$9.37	$10.50

Total return (b) (c)	(9.66% )	5.35%

Net assets at end of period (000’s)	$58,939	$48,831

Ratio of total expenses to average net assets (d)	1.09%	1.25%

Ratio of net investment income to average net assets (d)	2.24%	1.99%

Portfolio turnover rate (c)	7%	10%

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended September 30, 2011 (Unaudited)	Period Ended March 31, 2011 (a)
Net asset value at beginning of period	$10.72	$10.00

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.01)
Net realized and unrealized gains (losses) on investments	(1.37)	0.73
Total from investment operations	(1.39)	0.72

Less distributions:
Distributions from net realized gains	(0.04)	—

Net asset value at end of period	$9.29	$10.72

Total return (b) (c)	(13.00% )	7.20%

Net assets at end of period (000’s)	$39,758	$34,375

Ratio of total expenses to average net assets (d)	1.15%	1.25%

Ratio of net investment loss to average net assets (d)	(0.33% )	(0.40%	)

Portfolio turnover rate (c)	19%	6%
(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2011 (Unaudited)

1. Organization

Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load, diversified series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not incorporated in this report. Davenport Core Fund began operations on January 15, 1998. Davenport Value & Income Fund and Davenport Equity Opportunities Fund began operations on December 31, 2010.

Davenport Core Fund’s investment objective is long term growth of capital.

Davenport Value & Income Fund’s investment objective is to achieve long term growth while generating current income through dividend payments on portfolio securities.

Davenport Equity Opportunities Fund’s investment objective is long term capital appreciation.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•     Level 1 – quoted prices in active markets for identical securities

•     Level 2 – other significant observable inputs

•     Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2011 by security type:

Davenport Core Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$131,342,694	$—	$—	$131,342,694
Money Market Funds	3,262,917	—	—	3,262,917
Total	$134,605,611	$—	$—	$134,605,611

Davenport Value & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$54,528,548	$—	$—	$54,528,548
Closed-End Funds	1,517,519	—	—	1,517,519
Money Market Funds	1,697,540	—	—	1,697,540
Total	$57,743,607	$—	$—	$57,743,607

Davenport Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$37,809,017	$—	$—	$37,809,017
Money Market Funds	1,138,924	—	—	1,138,924
Total	$38,947,941	$—	$—	$38,947,941

Refer to each Fund’s Schedules of Investments for a listing of the securities valued using Level 1 inputs by sector type. During the six months ended September 30, 2011, the Funds did not have any significant transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds during the six months ended or as of September 30, 2011. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Repurchase agreements — The Funds may enter into repurchase agreements. The repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time a Fund enters into the repurchase agreement, the Fund takes possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of Davenport Core Fund and Davenport Value & Income Fund; and declared and paid annually to shareholders of Davenport Equity Opportunities Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended September 30, 2011 and March 31, 2011 is as follows:

	Period Ended	Ordinary Income	Total Distributions
Davenport Core Fund	9/30/11	$470,333	$470,333
	3/31/11	$780,857	$780,857
Davenport Value & Income Fund	9/30/11	$711,140	$711,140
	3/31/11	$131,842	$131,842
Davenport Equity Opportunities Fund	9/30/11	$163,030	$163,030
	3/31/11	$—	$—

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2011:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
Cost of portfolio investments	$121,928,047	$63,419,536	$43,516,277
Gross unrealized appreciation	$21,838,190	$1,220,738	$1,472,474
Gross unrealized depreciation	(9,160,626)	(6,896,667)	(6,040,810)
Net unrealized appreciation (depreciation)	12,677,564	(5,675,929)	(4,568,336)
Accumulated ordinary income (loss)	1,748	1,986	(65,050)
Capital loss carryforward	(10,399,037)	—	—
Other gains	123,748	238,651	137,235
Total distributable earnings (accumulated deficit)	$2,404,023	$(5,435,292)	$(4,496,151)

The difference between the federal income tax cost and the financial statement cost for Davenport Core Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.

As of March 31, 2011, Davenport Core Fund had a capital loss carryforward of $10,399,037 which expires March 31, 2018. This capital loss carryforward may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all applicable open tax years (tax years ended March 31, 2008 through March 31, 2011) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the six months ended September 30, 2011, the cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. Government securities, totaled $17,768,708 and $16,992,340, respectively, for Davenport Core Fund; $22,165,509 and $3,679,682, respectively, for Davenport Value & Income Fund; and $18,033,503 and $7,003,144, respectively, for Davenport Equity Opportunities Fund.

4. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
Each Fund’s investments are managed by Davenport & Company LLC (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% on its average daily net assets.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% on its average daily net assets up to $25 million, .125% on the next $25 million of such assets and .10% on such assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds’ shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate average net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for any reasonable out-of-pocket expenses, if any, incurred in providing these services.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

7. Recent Accounting Pronouncement and New Legislation

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ current fiscal year ending March 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of Davenport Core Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be included in the Annual Report for the year ending March 31, 2012.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2011 through September 30, 2011).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Davenport Core Fund	Beginning Account Value April 1, 2011	Ending Account Value Sept. 30, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$866.50	$4.54
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.21	$4.91

*
Expenses are equal to Davenport Core Fund’s annualized expense ratio of 0.97% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Davenport Value & Income Fund	Beginning Account Value April 1, 2011	Ending Account Value Sept. 30, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$903.40	$5.20
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.60	$5.52

*
Expenses are equal to Davenport Value & Income Fund’s annualized expense ratio of 1.09% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Davenport Equity Opportunities Fund	Beginning Account Value April 1, 2011	Ending Account Value Sept. 30, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$870.00	$5.39
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.30	$5.82

*
Expenses are equal to Davenport Equity Opportunities Fund’s annualized expense ratio of 1.15% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE DAVENPORT FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for the Funds is updated daily and can be reviewed at the Funds’ website at http://www.investdavenport.com.

THE DAVENPORT FUNDS

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

Officers
John P. Ackerly IV, President
I. Lee Chapman IV, Vice President
George L. Smith, III, Vice President

Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, VA 23219

Member: NYSE • SIPC

Toll Free: (800) 846-6666
www.investdavenport.com

Semi-Annual Report September 30, 2011 (Unaudited) No-Load Funds

Letter to Shareholders	November 14, 2011

We are pleased to report on your Funds and their investments for the semi-annual period ended September 30, 2011.

Proxy Update
By the time you receive this report, the shareholders hopefully will have voted to update and simplify the fundamental investment limitations for both the FBP Value and FBP Balanced Funds. This will provide the Funds with more investment flexibility and make them more responsive to changing regulatory and market environments.

Also proposed was an enhancement in the investment objective of the FBP Value Fund to place an increased emphasis on income. We also plan to rename the Fund the FBP Equity & Dividend Plus Fund. The investment environment has certainly become more challenging over the last several years and we believe a change in strategy to have a dual mandate will be beneficial. The Fund will have an increased focus on generating an above average and growing income while also attempting to achieve long term growth of capital. The Fund will use covered call option writing to a greater extent to increase portfolio return while adding some defensive characteristics as well. These changes will allow us to build a portfolio with broader diversification and should result in a portfolio with lower volatility.

We also plan to rename the FBP Balanced Fund, a change which does not require shareholder approval but one that we certainly want to explain and comment why it should be beneficial for shareholders. The investment objectives of the FBP Balanced Fund are long term capital appreciation and current income, assuming a moderate level of investment risk. The Fund is currently required to invest at all times a minimum of 25% in fixed income and 25% in equities. This requirement is in place because the fund name contains the word “Balanced.” Historically for the Fund, holding a minimum of 25% in fixed income investments has been a strategy we preferred. Fixed income investments have historically provided stability and an attractive level of income to the portfolio. However, with interest rates at extremely low levels (see enclosed chart) and with the possibility that they may well stay at those levels for an extended period of time, we believe the attractiveness of fixed income investments is diminished. Shorter duration fixed income investments still provide the function of stability to the Fund, but not an attractive income level.

FactSet Data System

Effective at year end, the new name for the Balanced Fund will be the FBP Appreciation & Income Opportunities Fund. The Fund will continue to invest in both fixed income and equity securities but without

1

the previously described limitations, therefore the Fund will have increased flexibility to achieve its objectives. When market conditions change and yields are more attractive, the Fund will then be able to increase the fixed income component of the portfolio. However in the current investment environment, our focus will be to hold a larger portion of the portfolio in lower volatility but above-average yielding equity securities, increase our option writing activity to provide additional return and do so in a way that increases diversification. A fixed income component will be maintained to continue to provide a level of stability to the Fund.

Fund Update
The semi-annual period ended September 30, 2011 was painful for equity investors as the market peaked in early May, then moved sideways to down throughout the rest of the period. The third quarter endured its worst quarter in three years, as measured by the performance of the S&P 500 Index, and its third worst since 2002, and resulted in a disappointing semi-annual period. The S&P 500 Index slid 13.8% and the Russell 1000 Value Index dropped 16.6%. The period was marked by increased volatility and increasing concerns about macro events.

Several factors in our view have contributed to the market weakness including:

•	a general lack of confidence in America’s political leadership
•	difficult Congressional negotiations concerning the U.S. debt ceiling
•	S&P’s downgrade of U.S. government debt
•	ongoing government debt crisis in Europe
•	the end of Fed stimulus known as QE2
•	continuing decline in U.S. home prices
•	the apparent slowing of Asian economies

These items have a common theme in that they all contributed to a decline in confidence, potentially leading to additional economic weakness. To be sure, we believe the odds of a recession have increased meaningfully, primarily due to the realization that Europe is probably entering one. The question is, will that spill over to the United States?

Economic data has been mixed all year with most indicators suggesting very slow growth or potential recession. The Federal Reserve announced a new stimulus effort, commonly called Operation Twist, to help address the concerns. President Obama also announced a jobs bill which includes additional stimulus efforts but also includes higher taxes, thus making passage difficult. European leaders are working to resolve their sovereign debt problems, but it is a challenging task. Housing affordability moved to new highs due to the combination of declining home prices and lower interest rates. Other recent economic reports, such as the Institute of Supply Managers index and construction spending, actually ticked higher last month and second quarter GDP was revised up slightly to 1.3%. Retail sales have also continued to track positive. Many economists are now calling for recession, but it is very difficult to forecast the economy with any certainty. We believe domestic GDP will continue to grow in the coming quarters, but that growth will likely remain slow and uneven.

How will the stock market react to that scenario? To a large extent it already has. In our view, today’s very low valuations on stocks appear to be discounting significant negative earnings revisions. Defensive sectors like Utilities, Telecommunication Services, Health Care and Consumer Staples have led the market while the more cyclical sectors such as Materials, Industrials and Information Technology have lagged. High quality, growth and dividend strategies have done well also. If GDP growth is better than currently expected, the markets will not be as focused on defensive strategies and equities can recover nicely.

Our team has worked to improve the return potential of the Funds during this most recent period of market volatility. We added Philips Electronics, Staples and Martin Marietta Materials to the portfolios and completely eliminated Willis Group, First American Financial, Home Depot and Amgen. We also adjusted the weightings of several holdings during the quarter, the most significant of which were an increase in

2

the holdings of Cisco, Bank of New York Mellon, Hewlett Packard and MetLife. These stocks all traded at significant discounts to our estimated values. Conversely we reduced Walgreen, Kimberly Clark, and McGraw Hill, as these stocks moved closer to our value. The speed and depth of the correction have been rather surprising, but we believe the portfolio is positioned for strong future returns. Whether measured on earnings or based on our estimates of company values, we believe the portfolio is trading at a deep discount to its potential. When we have seen these discounted levels in the past, above average returns have followed. Thus, we are optimistic about the long term potential in the portfolio.

We like to see “the pessimism so thick that you can cut it with a knife.” Today, there is no better example than Hewlett Packard (HPQ). Hewlett has been a disappointing investment, particularly since Mark Hurd was dismissed as CEO in 2010. Trading at less than 6 times earnings, we know that Hewlett has challenges, but we also see a company that has very strong market positions in its core businesses. The company has made management and board changes, and the new team certainly feels pressure to show improvement. HPQ is expected to generate approximately $12.5 billion in net operating earnings in 2012 but only has a market cap of roughly $50 billion. Philips Electronics, a European consumer electronics, lighting and health care company, also generates strong cash flow, forecasted to be $2.2 billion this year. The company plans to return significant amounts of this cash to shareholders in the form of dividends, which provide a current yield of 5.3%, and stock repurchases, which are expected to approach 15% of its market cap in the next 9 months. There are many other examples in the portfolio of high quality companies selling at what we believe to be very attractive prices.

Almost universally, investment managers have expected higher inflation and interest rates from the massive stimulus programs in place. The markets have delivered just the opposite. The uncertain economic situation that drove stock prices down has brought about strong performance from fixed income securities. However, the positive performance has been concentrated in U.S. government bonds and high-quality corporates, which have benefited from a dramatic flight-to-quality. Yields on U.S. treasuries were already near 50 year lows, but the surge in prices has driven them down even further. The 10-year treasury yield hit 1.71% recently, a level not seen since the 1940s. We believe that the low yields available in government bonds are unattractive. Therefore, we continue to maintain a defensive portfolio structure for the Balanced Fund, emphasizing short-term corporate bonds that will better hold their value in a rising rate environment.

Please visit our website at www.fbpfunds.com for information on your Funds and the investment philosophy and process we utilize to achieve their investment objectives.

John T. Bruce, CFA
President - Portfolio Manager
November 14, 2011

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Updated performance information, current through the most recent month-end, is available by contacting the Funds at 1-866-738-1127.

This report is submitted for the general information of the shareholders of the Funds. It reflects our views, opinions and portfolio holdings as of September 30, 2011, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpfunds.com or call the Funds at 1-866-738-1127. This report is not authorized for distribution to prospective investors in the Funds unless accompanied by a current prospectus. Distributed by Ultimus Fund Distributors, LLC

3

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited)

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500 Index, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace FBP Balanced Fund, which normally maintains at least 25% of its net assets in fixed income securities. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the fixed income portion of their portfolios. However, the advantage of the fixed income portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

4

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited) (Continued)

Average Annual Total Returns(a) (for periods ended September 30, 2011)
	1 Year	5 Years	10 Years
FBP Value Fund	-12.87%	-7.37%	0.56%
FBP Balanced Fund	-7.84%	-2.90%	2.29%
Standard & Poor’s 500 Index	1.14%	-1.18%	2.82%
Consumer Price Index	3.77%	2.12%	2.55%

(a)
Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on the Funds’ distributions or the redemption of Fund shares.

5

FBP VALUE FUND
PORTFOLIO INFORMATION
September 30, 2011 (Unaudited)

General Information			Asset Allocation (% of Net Assets)
Net Asset Value Per Share	$15.69
Total Net Assets (Millions)	$19.9
Current Expense Ratio	1.07%
Portfolio Turnover	13%
Fund Inception Date	7/30/1993

Stock Characteristics	FBP Value Fund	S&P 500 Index
Number of Stocks	46	500
Weighted Avg Market Capitalization (Billions)	$54.8	$85.7
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	8.1	10.5
Price-to-Book Value	1.2	1.9

Sector Diversification vs. the S&P 500 Index

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	4.5%
Johnson & Johnson	4.0%
Cisco Systems, Inc.	3.9%
Devon Energy Corporation	3.3%
Royal Dutch Shell plc - Class A - ADR	3.1%
Western Union Company (The)	3.0%
McGraw-Hill Companies, Inc. (The)	2.9%
Lockheed Martin Corporation	2.9%
Bank of New York Mellon Corporation (The)	2.8%
Hewlett-Packard Company	2.7%

6

FBP BALANCED FUND
PORTFOLIO INFORMATION
September 30, 2011 (Unaudited)

General Information		Asset Allocation (% of Net Assets)
Net Asset Value Per Share	$13.48
Total Net Assets (Millions)	$36.1
Current Expense Ratio	1.00%
Portfolio Turnover	12%
Fund Inception Date	7/3/1989

Common Stock Portfolio (72.5% of Fund)
Number of Stocks	52	Ten Largest Equity Holdings	% of Net Assets
Weighted Avg Market Capitalization (Billions)	$55.7	Cisco Systems, Inc.	2.6%
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	8.5	JPMorgan Chase & Company	2.5%
Price-to-Book Value	1.3	Johnson & Johnson	2.5%
		Devon Energy Corporation	2.3%
Five Largest Sectors	% of Net Assets	ConocoPhillips	2.2%
Information Technology	13.0%	E.I. du Pont de Nemours and Company	2.0%
Financials	10.7%	H&R Block, Inc.	2.0%
Industrials	9.4%	Western Union Conpany (The)	1.9%
Consumer Staples	9.2%	Sealed Air Corporation	1.9%
Consumer Discretionary	8.6%	McGraw-Hill Companies, Inc. (The)	1.8%

Fixed-Income Portfolio (19.3% of Fund)
Number of Fixed-Income Securities	9	Sector Breakdown	% of Net Assets
Average Quality	BBB+	Financials	6.4%
Average Weighted Maturity	1.7 yrs.	Industrials	4.3%
Average Effective Duration	1.6 yrs.	Information Technology	2.3%
		Consumer Discretionary	2.1%
		Utilities	2.1%
		Consumer Staples	2.1%

7

FBP VALUE FUND
SCHEDULE OF INVESTMENTS
September 30, 2011 (Unaudited)

COMMON STOCKS — 97.5%	Shares	Value
Consumer Discretionary — 13.5%
H&R Block, Inc.	39,700	$528,407
KB Home	23,000	134,780
Kohl's Corporation	8,000	392,800
Macy's, Inc.	15,800	415,856
McGraw-Hill Companies, Inc. (The)	14,000	574,000
Staples, Inc.	16,000	212,800
Whirlpool Corporation	8,600	429,226
		2,687,869
Consumer Staples — 11.7%
Avon Products, Inc.	20,000	392,000
CVS Caremark Corporation	15,000	503,700
Kimberly-Clark Corporation	6,000	426,060
PepsiCo, Inc.	3,500	216,650
SUPERVALU, Inc.	52,000	346,320
Walgreen Company	6,000	197,340
Wal-Mart Stores, Inc.	4,900	254,310
		2,336,380
Energy — 8.3%
Chevron Corporation	4,000	370,080
Devon Energy Corporation (a)	12,000	665,280
Royal Dutch Shell plc - Class A - ADR	10,000	615,200
		1,650,560
Financials — 17.5%
Bank of America Corporation	63,000	385,560
Bank of New York Mellon Corporation (The)	29,600	550,264
Comerica, Inc.	15,000	344,550
JPMorgan Chase & Company	30,000	903,600
Lincoln National Corporation	23,000	359,490
MetLife, Inc.	17,000	476,170
Travelers Companies, Inc. (The) (a)	9,501	462,984
		3,482,618
Health Care — 8.1%
Johnson & Johnson	12,500	796,375
Merck & Company, Inc.	4,700	153,737
Pfizer, Inc.	30,000	530,400
WellPoint, Inc.	2,000	130,560
		1,611,072
Industrials — 13.9%
Avery Dennison Corporation	16,700	418,836
FedEx Corporation	4,600	311,328
General Electric Company	15,100	230,124
Ingersoll-Rand plc	12,200	342,698
Koninklijke Philips Electronics N.V. - ADR	29,000	520,260
Lockheed Martin Corporation	7,900	573,856
Masco Corporation	24,400	173,728
Northrop Grumman Corporation	4,000	208,640
		2,779,470

8

FBP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 97.5% (Continued)	Shares	Value
Information Technology — 20.5%
Cisco Systems, Inc.	50,000	$774,500
Computer Sciences Corporation (a)	20,000	537,000
Dell, Inc. (b)	35,000	495,250
Flextronics International Ltd. (b)	82,000	461,660
Hewlett-Packard Company	24,000	538,800
International Business Machines Corporation (a)	1,000	175,030
Microsoft Corporation	20,000	497,800
Western Union Company (The)	39,000	596,310
		4,076,350
Materials — 4.0%
Martin Marietta Materials, Inc.	4,800	303,456
Sealed Air Corporation	30,000	501,000
		804,456

Total Common Stocks (Cost $21,615,076)		$19,428,775

MONEY MARKET FUNDS — 2.4%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (c) (Cost $486,077)	486,077	$486,077

Total Investments at Value — 99.9% (Cost $22,101,153)		$19,914,852

Other Assets in Excess of Liabilities — 0.1%		10,722

Net Assets — 100.0%		$19,925,574

ADR - American Depositary Receipt.
(a)	Security covers a written call option.
(b)	Non-income producing security.
(c)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2011.
See accompanying notes to financial statements.

9

FBP VALUE FUND
SCHEDULE OF OPEN OPTION CONTRACTS
September 30, 2011 (Unaudited)

COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
Computer Sciences Corporation,
01/21/2012 at $60	40	$400	$14,679
Devon Energy Corporation,
01/21/2012 at $100	20	140	9,240
International Business Machines Corporation,
01/21/2012 at $175	10	12,360	6,320
Travelers Companies, Inc. (The),
01/21/2012 at $65	35	350	10,744
		$13,250	$40,983

See accompanying notes to financial statements.

10

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS
September 30, 2011 (Unaudited)

COMMON STOCKS — 72.5%	Shares	Value
Consumer Discretionary — 8.6%
H&R Block, Inc.	53,000	$705,430
KB Home	26,000	152,360
Kohl's Corporation	7,500	368,250
Macy's, Inc.	18,000	473,760
McGraw-Hill Companies, Inc. (The)	16,000	656,000
Staples, Inc.	19,000	252,700
Whirlpool Corporation	10,000	499,100
		3,107,600
Consumer Staples — 9.2%
Avon Products, Inc.	24,000	470,400
CVS Caremark Corporation	18,000	604,440
Kimberly-Clark Corporation	7,300	518,373
PepsiCo, Inc.	4,200	259,980
Philip Morris International, Inc. (a)	6,500	405,470
SUPERVALU, Inc.	54,000	359,640
Walgreen Company	7,000	230,230
Wal-Mart Stores, Inc.	9,500	493,050
		3,341,583
Energy — 7.5%
Chevron Corporation	5,000	462,600
ConocoPhillips (a)	12,500	791,500
Devon Energy Corporation (a)	15,000	831,601
Royal Dutch Shell plc - Class A - ADR	10,000	615,200
		2,700,901
Financials — 10.7%
Bank of America Corporation	69,000	422,280
Bank of New York Mellon Corporation (The)	34,000	632,060
Comerica, Inc.	18,000	413,460
JPMorgan Chase & Company	30,000	903,600
Lincoln National Corporation	25,000	390,750
MetLife, Inc.	20,000	560,200
Travelers Companies, Inc. (The) (a)	11,000	536,030
		3,858,380
Health Care — 5.8%
Johnson & Johnson	14,000	891,940
Merck & Company, Inc.	15,600	510,276
Pfizer, Inc.	31,000	548,080
WellPoint, Inc.	2,000	130,560
		2,080,856
Industrials — 9.4%
Avery Dennison Corporation	18,000	451,440
FedEx Corporation	6,400	433,152
General Electric Company	17,000	259,080
Ingersoll-Rand plc	22,000	617,980
Koninklijke Philips Electronics N.V. - ADR	32,700	586,638
Lockheed Martin Corporation	8,400	610,176

11

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 72.5% (Continued)	Shares	Value
Industrials — 9.4% (Continued)
Masco Corporation	25,000	$178,000
Northrop Grumman Corporation	5,000	260,800
		3,397,266
Information Technology — 13.0%
Cisco Systems, Inc.	60,000	929,400
Computer Sciences Corporation (a)	23,000	617,550
Dell, Inc. (b)	35,000	495,250
Flextronics International Ltd. (b)	85,000	478,550
Hewlett-Packard Company	27,000	606,150
International Business Machines Corporation (a)	2,000	350,060
Microsoft Corporation	21,000	522,690
Western Union Company (The)	45,000	688,050
		4,687,700
Materials — 5.4%
E.I. du Pont de Nemours and Company (a)	18,000	719,460
Martin Marietta Materials, Inc.	5,000	316,100
Nucor Corporation	8,000	253,120
Sealed Air Corporation	40,000	668,000
		1,956,680
Utilities — 2.9%
American Electric Power Company, Inc.	14,000	532,280
Duke Energy Corporation	26,000	519,740
		1,052,020

Total Common Stocks (Cost $26,832,487)		$26,182,986

PREFERRED STOCKS — 1.6%	Shares	Value
BB&T Capital Trust VII (Cost $550,000)	22,000	$569,800

CORPORATE BONDS — 19.3%	Par Value	Value
Consumer Discretionary — 2.1%
Anheuser-Busch InBev SA/NV, 3.00%, due 10/15/2012	$750,000	$765,578

Consumer Staples — 2.1%
Kraft Foods, Inc., 5.625%, due 11/01/2011	750,000	752,381

Financials — 6.4%
American Express Company, 4.875%, due 07/15/2013	750,000	787,670
Berkley (W.R.) Corporation, 5.60%, due 05/15/2015	750,000	757,799
Prudential Financial, Inc., 5.80%, due 06/15/2012	750,000	769,744
		2,315,213

12

FBP BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 19.3% (Continued)	Par Value	Value
Industrials — 4.3%
Donnelly (R.R.) & Sons Company, 4.95%, due 04/01/2014	$750,000	$708,750
Eaton Corporation, 5.95%, due 03/20/2014	750,000	829,037
		1,537,787
Information Technology — 2.3%
Analog Devices, Inc., 5.00%, due 07/01/2014	750,000	819,783

Utilities — 2.1%
SBC Communications, Inc., 5.875%, due 02/01/2012	750,000	762,067

Total Corporate Bonds (Cost $6,819,409)		$6,952,809

MONEY MARKET FUNDS — 4.9%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (c) (Cost $1,787,462)	1,787,462	$1,787,462

REPURCHASE AGREEMENTS — 1.5%	Par Value	Value
U.S. Bank N.A., 0.01%, dated 09/30/2011, due 10/03/2011, repurchase proceeds: $550,635 (Cost $550,634) (d)	$550,634	$550,634

Total Investments at Value — 99.8% (Cost $36,539,992)		$36,043,691

Other Assets in Excess of Liabilities — 0.2%		62,885

Net Assets — 100.0%		$36,106,576

ADR - American Depositary Receipt.
(a)	Security covers a written call option.
(b)	Non-income producing security.
(c)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2011.
(d)	Repurchase agreement is fully collateralized by $523,643 FGCI #E95616, 4.50%, due 03/01/2018. The aggregate market value of the collateral at September 30, 2011 was $561,750.
See accompanying notes to financial statements.

13

FBP BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
September 30, 2011 (Unaudited)

COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
Computer Sciences Corporation,
01/21/2012 at $60	50	$500	$18,349
ConocoPhillips,
01/21/2012 at $85	40	600	17,279
Devon Energy Corporation,
01/21/2012 at $100	20	140	9,240
E.I. du Pont de Nemours and Company,
01/21/2012 at $55	90	1,710	30,448
International Business Machines Corporation,
01/21/2012 at $175	20	24,720	12,639
Philip Morris International, Inc.,
03/17/2012 at $75	35	2,520	8,399
Travelers Companies, Inc. (The),
01/21/2012 at $65	50	500	15,349
		$30,690	$111,703

See accompanying notes to financial statements.

14

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2011 (Unaudited)

	FBP Value Fund	FBP Balanced Fund
ASSETS
Investments in securities:
At acquisition cost	$22,101,153	$36,539,992
At value (Note 2)	$19,914,852	$36,043,691
Cash	1,464	2,684
Dividends and interest receivable	32,287	151,721
Receivable for capital shares sold	4,288	588
Other assets	7,920	5,913
TOTAL ASSETS	19,960,811	36,204,597

LIABILITIES
Covered call options, at value (Notes 2 and 5) (premiums received $40,983 and $111,703, respectively)	13,250	30,690
Distributions payable	2,230	23,561
Payable for capital shares redeemed	—	11,014
Accrued investment advisory fees (Note 4)	4,931	16,132
Payable to administrator (Note 4)	4,700	5,100
Other accrued expenses	10,126	11,524
TOTAL LIABILITIES	35,237	98,021

NET ASSETS	$19,925,574	$36,106,576

Net assets consist of:
Paid-in capital	$23,999,529	$36,453,107
Accumulated (Distributions in excess of) net investment income	1,325	(37,365)
Accumulated net realized gains (losses) from security transactions	(1,916,712)	106,122
Net unrealized depreciation on investments	(2,158,568)	(415,288)
Net assets	$19,925,574	$36,106,576

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,270,284	2,677,674

Net asset value, offering price and redemption price per share (Note 2)	$15.69	$13.48

See accompanying notes to financial statements.

15

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended September 30, 2011 (Unaudited)

	FBP Value Fund	FBP Balanced Fund
INVESTMENT INCOME
Dividends	$266,181	$408,867
Foreign withholding taxes on dividends	(2,520)	(2,520)
Interest	4	156,977
TOTAL INVESTMENT INCOME	263,665	563,324

EXPENSES
Investment advisory fees (Note 4)	86,104	151,227
Administration fees (Note 4)	24,000	30,103
Professional fees	10,275	11,070
Trustees’ fees and expenses	5,418	5,418
Registration fees	6,194	4,244
Compliance service fees (Note 4)	4,200	4,200
Custodian and bank service fees	3,324	3,937
Printing of shareholder reports	3,990	2,772
Postage and supplies	2,765	2,367
Insurance expense	1,297	1,958
Other expenses	3,643	4,433
TOTAL EXPENSES	151,210	221,729
Fees voluntarily waived by the Adviser (Note 4)	(19,593)	(5,691)
NET EXPENSES	131,617	216,038

NET INVESTMENT INCOME	132,048	347,286

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from:
Security transactions	867,602	957,727
Option contracts (Note 5)	56,997	83,142
Net realized gains from in-kind redemptions (Note 2)	543,794	983,426
Net change in unrealized appreciation/depreciation on:
Investments	(7,877,106)	(9,928,596)
Option contracts (Note 5)	7,432	66,648

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(6,401,281)	(7,837,653)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(6,269,233)	$(7,490,367)

See accompanying notes to financial statements.

16

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	FBP Value Fund		FBP Balanced Fund
	Six Months Ended Sept. 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended Sept. 30, 2011 (Unaudited)	Year Ended March 31, 2011
FROM OPERATIONS
Net investment income	$132,048	$207,857	$347,286	$706,857
Net realized gains from:
Security transactions	867,602	1,451,330	957,727	1,379,317
Option contracts (Note 5)	56,997	31,408	83,142	38,134
Net realized gains from in-kind redemptions (Note 2)	543,794	—	983,426	—
Net change in unrealized appreciation/depreciation on:
Investments	(7,877,106)	127,937	(9,928,596)	1,106,506
Option contracts (Note 5)	7,432	20,301	66,648	14,365
Net increase (decrease) in net assets from operations	(6,269,233)	1,838,833	(7,490,367)	3,245,179

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(137,733)	(199,622)	(399,139)	(740,442)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	415,179	1,031,474	218,877	3,258,609
Net asset value of shares issued in reinvestment of distributions to shareholders	132,733	193,658	347,445	650,777
Payments for shares redeemed	(1,622,118)	(4,074,197)	(2,976,543)	(5,514,554)
Net decrease in net assets from capital share transactions	(1,074,206)	(2,849,065)	(2,410,221)	(1,605,168)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,481,172)	(1,209,854)	(10,299,727)	899,569

NET ASSETS
Beginning of period	27,406,746	28,616,600	46,406,303	45,506,734
End of period	$19,925,574	$27,406,746	$36,106,576	$46,406,303

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$1,325	$7,010	$(37,365)	$14,488

CAPITAL SHARE ACTIVITY
Shares sold	21,284	53,032	14,285	211,833
Shares reinvested	7,521	10,307	23,626	42,971
Shares redeemed	(82,509)	(213,062)	(198,445)	(354,412)
Net decrease in shares outstanding	(53,704)	(149,723)	(160,534)	(99,608)
Shares outstanding at beginning of period	1,323,988	1,473,711	2,838,208	2,937,816
Shares outstanding at end of period	1,270,284	1,323,988	2,677,674	2,838,208

See accompanying notes to financial statements.

17

FBP VALUE FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2011 (Unaudited)		Years Ended March 31,
			2011	2010	2009	2008	2007
Net asset value at beginning of period	$20.70		$19.42	$12.02	$20.99	$27.30	$26.60

Income (loss) from investment operations:
Net investment income	0.10		0.15	0.12	0.27	0.32	0.33
Net realized and unrealized gains (losses) on investments	(5.00)		1.27	7.41	(8.98)	(4.43)	2.71
Total from investment operations	(4.90)		1.42	7.53	(8.71)	(4.11)	3.04

Less distributions:
Dividends from net investment income	(0.11)		(0.14)	(0.13)	(0.26)	(0.32)	(0.33)
Distributions from net realized gains	—		—	—	—	(1.68)	(2.01)
Return of capital	—		—	—	—	(0.20)	—
Total distributions	(0.11)		(0.14)	(0.13)	(0.26)	(2.20)	(2.34)

Net asset value at end of period	$15.69		$20.70	$19.42	$12.02	$20.99	$27.30

Total return (a)	(23.74%	)(b)	7.40%	62.84%	(41.78% )	(16.33% )	11.57%

Net assets at end of period (000’s)	$19,926		$27,407	$28,617	$20,605	$43,072	$60,233

Ratio of total expenses to average net assets	1.23%	(c)	1.19%	1.19%	1.18%	1.01%	1.01%

Ratio of net expenses to average net assets (d)	1.07%	(c)	1.07%	1.07%	1.07%	1.01%	1.01%

Ratio of net investment income to average net assets (d)	1.08%	(c)	0.78%	0.74%	1.59%	1.21%	1.19%

Portfolio turnover rate	13%	(b)	25%	21%	16%	26%	16%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined after voluntary advisory fee reductions by the Adviser (Note 4).

See accompanying notes to financial statements.

18

FBP BALANCED FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2011 (Unaudited)		Years Ended March 31,
			2011	2010	2009	2008	2007
Net asset value at beginning of period	$16.35		$15.49	$10.97	$15.84	$18.95	$18.39

Income (loss) from investment operations:
Net investment income	0.13		0.24	0.27	0.32	0.38	0.37
Net realized and unrealized gains (losses) on investments	(2.85)		0.88	4.53	(4.89)	(2.01)	1.39
Total from investment operations	(2.72)		1.12	4.80	(4.57)	(1.63)	1.76

Less distributions:
Dividends from net investment income	(0.15)		(0.26)	(0.28)	(0.30)	(0.39)	(0.37)
Distributions from net realized gains	—		—	—	—	(1.02)	(0.83)
Return of capital	—		—	—	—	(0.07)	—
Total distributions	(0.15)		(0.26)	(0.28)	(0.30)	(1.48)	(1.20)

Net asset value at end of period	$13.48		$16.35	$15.49	$10.97	$15.84	$18.95

Total return (a)	(16.73%	)(b)	7.35%	44.01%	(29.15% )	(9.27% )	9.70%

Net assets at end of period (000’s)	$36,107		$46,406	$45,507	$34,199	$54,995	$66,358

Ratio of total expenses to average net assets	1.03%	(c)	1.03%	1.03%	1.05%	0.96%	0.97%

Ratio of net expenses to average net assets (d)	1.00%	(c)	1.00%	1.00%	1.00%	0.96%	0.97%

Ratio of net investment income to average net assets (d)	1.61%	(c)	1.59%	1.90%	2.36%	2.05%	1.95%

Portfolio turnover rate	12%	(b)	24%	24%	24%	29%	17%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined after voluntary advisory fee reductions by the Adviser (Note 4).

See accompanying notes to financial statements.

19

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2011 (Unaudited)

1. Organization

FBP Value Fund and FBP Balanced Fund (the “Funds”) are no-load, diversified series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of Williamsburg Investment Trust are not included in this report.

FBP Value Fund seeks long term growth of capital with current income as a secondary objective.

FBP Balanced Fund seeks long term capital appreciation and current income, assuming a moderate level of investment risk.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

20

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

For example, corporate bonds and repurchase agreements held by FBP Balanced Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of September 30, 2011 by security type:

FBP Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$19,428,775	$—	$—	$19,428,775
Money Market Funds	486,077	—	—	486,077
Covered Call Options	(13,250)	—	—	(13,250)
Total	$19,901,602	$—	$—	$19,901,602

FBP Balanced Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$26,182,986	$—	$—	$26,182,986
Preferred Stocks	569,800	—	—	569,800
Corporate Bonds	—	6,952,809	—	6,952,809
Money Market Funds	1,787,462	—	—	1,787,462
Repurchase Agreements	—	550,634	—	550,634
Covered Call Options	(30,690)	—	—	(30,690)
Total	$28,509,558	$7,503,443	$—	$36,013,001

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds valued using Level 1 and Level 2 inputs by sector type. During the six months ended September 30, 2011, the Funds did not have any significant transfers in and out of any Level. There were no Level 3 securities held by the Funds during the six months ended or as of September 30, 2011. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Repurchase agreements — Each Fund may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the Fund takes possession

21

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

The tax character of distributions paid by each Fund during the six months ended September 30, 2011 and the year ended March 31, 2011 is ordinary income.

Security transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Options transactions — When the Funds’ investment adviser believes that individual portfolio securities held by the Funds are approaching the top of the adviser’s growth and price expectations, the Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund’s obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

22

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of September 30, 2011:

	FBP Value Fund	FBP Balanced Fund
Cost of portfolio investments and option contracts	$22,060,170	$36,475,538
Gross unrealized appreciation	$2,892,155	$5,145,400
Gross unrealized depreciation	(5,050,723)	(5,607,937)
Net unrealized depreciation	(2,158,568)	(462,537)
Accumulated ordinary income	3,555	33,445
Capital loss carryforwards	(2,841,311)	(934,747)
Other gains	924,599	1,040,869
Other temporary differences	(2,230)	(23,561)
Accumulated deficit	$(4,073,955)	$(346,531)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for FBP Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

As of March 31, 2011, the Funds had the following capital loss carryforwards for federal income tax purposes:

Expires March 31,	FBP Value Fund	FBP Balanced Fund
2017	$992,878	$449,077
2018	1,848,433	485,670
	$2,841,311	$934,747

These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the six months ended September 30, 2011, FBP Value Fund and FBP Balanced Fund realized $543,794 and $983,426, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund’s net assets or net asset value per share.

23

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2008 through March 31, 2011) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the six months ended September 30, 2011, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. Government securities, totaled $3,008,347 and $3,868,479, respectively, for FBP Value Fund and $4,521,320 and $4,987,779, respectively, for FBP Balanced Fund.

4. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by Flippin, Bruce & Porter, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such assets; and .50% of such assets in excess of $500 million.

During the six months ended September 30, 2011, the Adviser voluntarily waived $19,593 and $5,691 of its investment advisory fees from FBP Value Fund and FBP Balanced Fund, respectively.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million, .125% of the next $25 million of such assets, and .10% of such assets in excess of $50 million, subject to a minimum monthly fee of $4,000. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

24

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Derivatives Transactions

Transactions in option contracts written by the Funds during the six months ended September 30, 2011 were as follows:

	FBP Value Fund		FBP Balanced Fund
	Option Contracts	Option Premiums	Option Contracts	Option Premiums
Options outstanding at beginning of year	435	$90,401	720	$170,165
Options written	35	10,744	105	35,888
Options cancelled in a closing purchase transaction	(200)	(33,184)	(300)	(58,219)
Options expired	(165)	(26,978)	(220)	(36,131)
Options outstanding at end of year	105	$40,983	305	$111,703

The location in the Statements of Assets and Liabilities of FBP Value Fund’s derivative positions is as follows:

Type of Derivative	Location	Fair Value		Gross Notional Amount Outstanding September 30, 2011
		Asset Derivatives	Liability Derivatives
Covered call options written	Covered call options, at value	—	$(13,250)	$(563,865)

The average monthly notional amount of option contracts during the six months ended September 30, 2011 was $1,126,562 for FBP Value Fund.

The location in the Statements of Assets and Liabilities of FBP Balanced Fund’s derivative positions is as follows:

Type of Derivative	Location	Fair Value		Gross Notional Amount Outstanding September 30, 2011
		Asset Derivatives	Liability Derivatives
Covered call options written	Covered call options, at value	—	$(30,690)	$(1,670,180)

The average monthly notional amount of option contracts during the six months ended September 30, 2011 was $2,696,972 for FBP Balanced Fund.

Transactions in derivative instruments during the six months ended September 30, 2011 by FBP Value Fund are recorded in the following location in the Statements of Operations:

25

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Covered call options written	Net realized gains from option contracts	$56,997	Net change in unrealized appreciation/depreciation on option contracts	$7,432

Transactions in derivative instruments during the six months ended September 30, 2011 by FBP Balanced Fund are recorded in the following location in the Statements of Operations:

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Covered call options written	Net realized gains from option contracts	$83,142	Net change in unrealized appreciation/depreciation on option contracts	$66,648

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

26

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

8. Recent Accounting Pronouncement and New Legislation

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ current fiscal year ending March 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers.  Relevant information regarding the impact of the Act on the Funds, if any, will be included in the Annual Report for the year ended March 31, 2012.

27

THE FLIPPIN, BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2011 through September 30, 2011).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

28

THE FLIPPIN, BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)
(Continued)

FBP Value Fund

	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$762.60	$4.73
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.70	$5.42

*
Expenses are equal to the FBP Value Fund’s annualized expense ratio of 1.07% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

FBP Balanced Fund

	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$832.70	$4.59
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.05	$5.06

*
Expenses are equal to the FBP Balanced Fund’s annualized expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov.

29

Investment Adviser
Flippin, Bruce & Porter, Inc.
800 Main Street, Second Floor
P.O. Box 6138
Lynchburg, Virginia 24505
Toll-Free 1-800-327-9375
www.fbpfunds.com

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Toll-Free 1-866-738-1127

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Officers
John T. Bruce, President
and Portfolio Manager
John M. Flippin, Vice President
John H. Hanna, IV, Vice President
David J. Marshall, Vice President
R. Gregory Porter, III,
Vice President

Trustees
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

THE GOVERNMENT STREET FUNDS No-Load Mutual Funds Semi-Annual Report September 30, 2011 (Unaudited)

The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
September 30, 2011 (Unaudited)

Sector Concentration (% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Apple, Inc.	5.0%
Philip Morris International, Inc.	3.1%
Vanguard Mid-Cap ETF	3.0%
ConocoPhillips	2.8%
Vanguard Emerging Markets ETF	2.6%
International Business Machines Corporation	2.5%
Duke Energy Corporation	2.4%
Colonial Properties Trust	2.3%
United Technologies Corporation	2.1%
Cerner Corporation	1.8%

2

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO INFORMATION
September 30, 2011 (Unaudited)

Sector Concentration (% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
iShares S&P MidCap 400 Index Fund	4.2%
ProShares Short MidCap 400 ETF	2.5%
Stericycle, Inc.	1.9%
Church & Dwight Company, Inc.	1.5%
Alliance Data Systems Corporation	1.5%
Goodrich Corporation	1.3%
Fastenal Company	1.3%
Rayonier, Inc.	1.2%
ONEOK, Inc.	1.2%
AMETEK, Inc.	1.2%

3

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
September 30, 2011 (Unaudited)

Asset Allocation (% of Net Assets)

Distribution by Rating
Rating	% of Holdings
AAA	23.5%
AA	69.3%
A	1.9%
Not Rated	5.3%

4

GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2011 (Unaudited)

COMMON STOCKS — 82.2%	Shares	Value
Consumer Discretionary — 6.2%
Darden Restaurants, Inc.	5,000	$213,750
Ford Motor Company (a)	5,000	48,350
Home Depot, Inc. (The)	17,500	575,225
ITT Educational Services, Inc. (a)	1,600	92,128
Johnson Controls, Inc.	13,600	358,632
McDonald's Corporation	5,500	483,010
NIKE, Inc. - Class B	7,525	643,463
Urban Outfitters, Inc. (a)	6,000	133,920
Walt Disney Company (The)	30,000	904,800
		3,453,278
Consumer Staples — 10.3%
Altria Group, Inc.	33,000	884,730
Coca-Cola Company (The)	6,500	439,140
Kraft Foods, Inc. - Class A	22,836	766,833
McCormick & Company, Inc. - Non-Voting Shares	8,000	369,280
Mead Johnson Nutrition Company	13,000	894,790
Philip Morris International, Inc.	28,000	1,746,640
Procter & Gamble Company (The)	10,000	631,800
		5,733,213
Energy — 8.2%
Apache Corporation	5,089	408,341
Chesapeake Energy Corporation	3,500	89,425
Chevron Corporation	10,000	925,200
ConocoPhillips	24,500	1,551,340
Noble Corporation (a)	12,500	366,875
Pioneer Natural Resources Company	5,000	328,850
Plains Exploration & Production Company (a)	9,000	204,390
Schlumberger Ltd.	4,500	268,785
TransCanada Corporation	11,000	445,390
		4,588,596
Financials — 6.6%
Aegon N.V. - ARS (a)	20,900	84,645
Aflac, Inc.	15,538	543,053
American Capital Ltd. (a)	9,990	68,132
Brookfield Asset Management, Inc. - Class A	19,000	523,450
Colonial Properties Trust	70,000	1,271,200
Hartford Financial Services Group, Inc.	15,000	242,100
JPMorgan Chase & Company	7,000	210,840
Plum Creek Timber Company, Inc.	5,000	173,550
U.S. Bancorp	18,000	423,720
Willis Group Holdings plc	5,000	171,850
		3,712,540

5

GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 82.2% (Continued)	Shares	Value
Health Care — 12.0%
Abbott Laboratories	3,000	$153,420
Alexion Pharmaceuticals, Inc. (a)	11,000	704,660
Cardinal Health, Inc.	5,315	222,592
CareFusion Corporation (a)	6,000	143,700
Cerner Corporation (a)	15,000	1,027,800
Computer Programs & Systems, Inc.	14,100	932,715
Elan Corporation plc - ADR (a)	20,000	210,600
Fresenius Medical Care AG & Company KGaA - ADR	6,000	405,180
Questcor Pharmaceuticals, Inc. (a)	20,000	545,200
Shire plc - ADR	9,000	845,370
Techne Corporation	10,000	680,100
Waters Corporation (a)	11,100	837,939
		6,709,276
Industrials — 10.4%
C.H. Robinson Worldwide, Inc.	3,000	205,410
Caterpillar, Inc.	8,550	631,332
Emerson Electric Company	20,000	826,200
General Dynamics Corporation	15,000	853,350
Ingersoll-Rand plc	13,500	379,215
Manitowoc Company, Inc. (The)	14,000	93,940
Norfolk Southern Corporation	10,000	610,200
Quanta Services, Inc. (a)	20,000	375,800
Stericycle, Inc. (a)	8,000	645,760
United Technologies Corporation	16,500	1,160,940
		5,782,147
Information Technology — 18.4%
Accenture plc - Class A	9,500	500,460
Adobe Systems, Inc. (a)	25,000	604,250
ADTRAN, Inc.	19,000	502,740
Apple, Inc. (a)	7,300	2,782,614
Automatic Data Processing, Inc.	20,000	943,000
Broadridge Financial Solutions, Inc.	5,000	100,700
Corning, Inc.	28,000	346,080
eBay, Inc. (a)	4,000	117,960
Google, Inc. - Class A (a)	1,000	514,380
Hewlett-Packard Company	15,000	336,750
International Business Machines Corporation	8,000	1,400,240
MasterCard, Inc. - Class A	3,000	951,480
NetApp, Inc. (a)	13,000	441,220
Oracle Corporation	10,000	287,400
TE Connectivity Ltd.	7,000	196,980
Texas Instruments, Inc.	10,000	266,500
		10,292,754

6

GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 82.2% (Continued)	Shares	Value
Materials — 4.3%
Airgas, Inc.	3,000	$191,460
Albemarle Corporation	10,500	424,200
Dow Chemical Company (The)	17,000	381,820
Freeport-McMoRan Copper & Gold, Inc.	9,932	302,430
Nucor Corporation	11,000	348,040
Praxair, Inc.	8,000	747,840
		2,395,790
Telecommunication Services — 0.7%
Telstra Corporation Ltd. - ADR	27,000	405,000

Utilities — 5.1%
Duke Energy Corporation	65,980	1,318,940
FirstEnergy Corporation	14,000	628,740
Southern Company (The)	11,000	466,070
Wisconsin Energy Corporation	14,000	438,060
		2,851,810

Total Common Stocks (Cost $30,159,852)		$45,924,404

EXCHANGE-TRADED FUNDS — 11.9%	Shares	Value
iShares MSCI South Africa Index Fund	7,000	$395,780
Market Vectors Agribusiness ETF	15,000	648,450
Market Vectors Coal ETF	21,000	637,560
Market Vectors Gold Miners ETF	11,000	607,090
Market Vectors Steel ETF	10,000	432,400
ProShares Credit Suisse 130/30 ETF	16,000	822,560
Vanguard Emerging Markets ETF	40,000	1,435,600
Vanguard Mid-Cap ETF	25,400	1,654,302
Total Exchange-Traded Funds (Cost $5,741,477)		$6,633,742

EXCHANGE-TRADED NOTES — 2.0%	Shares	Value
JPMorgan Alerian MLP Index ETN (Cost $1,121,566)	33,000	$1,123,650

WARRANTS — 0.0%	Shares	Value
American International Group, Inc., 01/19/2021 at $45 (Cost $13,600)	800	$4,896

7

GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMERCIAL PAPER — 2.4%	Par Value	Value
U.S. Bank, N.A., discount, 0.02% (b), due 10/03/2011 (Cost $1,346,998)	$1,347,000	$1,346,998

MONEY MARKET FUNDS — 0.0%	Shares	Value
Invesco STIT - STIC Prime Portfolio (The) - Institutional Class, 0.06% (c) (Cost $765)	765	$765

Total Investments at Value — 98.5% (Cost $38,384,258)		$55,034,455

Other Assets in Excess of Liabilities — 1.5%		824,620

Net Assets — 100.0%		$55,859,075

ADR - American Depositary Receipt.
ARS - American Registered Shares.
(a)	Non-income producing security.
(b)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
(c)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2011.
See accompanying notes to financial statements.

8

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS
September 30, 2011 (Unaudited)

COMMON STOCKS — 86.0%	Shares	Value
Consumer Discretionary — 13.9%
BorgWarner, Inc. (a)	2,550	$154,352
Buffalo Wild Wings, Inc. (a)	2,400	143,520
Chico's FAS, Inc.	7,100	81,153
Coach, Inc.	5,550	287,657
Darden Restaurants, Inc.	3,175	135,731
DeVry, Inc.	1,850	68,376
Dollar Tree, Inc. (a)	2,100	157,731
DreamWorks Animation SKG, Inc. - Class A (a)	2,300	41,814
Family Dollar Stores, Inc.	2,800	142,408
Gildan Activewear, Inc. - Class A	7,500	193,800
Guess?, Inc.	7,575	215,812
Hasbro, Inc.	2,525	82,340
ITT Educational Services, Inc. (a)	905	52,110
Jarden Corporation	5,650	159,669
John Wiley & Sons, Inc. - Class A	1,800	79,956
Liberty Global, Inc. - Class A (a)	5,125	185,422
Netflix, Inc. (a)	580	65,633
Nordstrom, Inc.	3,900	178,152
O'Reilly Automotive, Inc. (a)	5,050	336,481
Panera Bread Company - Class A (a)	1,100	114,334
PetSmart, Inc.	3,500	149,275
PVH Corporation	4,100	238,784
Ross Stores, Inc.	3,000	236,070
Service Corporation International	15,200	139,232
Tiffany & Company	3,175	193,103
True Religion Apparel, Inc. (a)	8,250	222,420
Urban Outfitters, Inc. (a)	5,600	124,992
Vail Resorts, Inc.	2,700	102,033
VF Corporation	1,175	142,786
		4,425,146
Consumer Staples — 3.9%
Church & Dwight Company, Inc.	10,800	477,360
Hormel Foods Corporation	12,000	324,240
J.M. Smucker Company (The)	4,700	342,583
Mead Johnson Nutrition Company	1,000	68,830
Tyson Foods, Inc. - Class A	2,000	34,720
		1,247,733
Energy — 5.4%
Cameron International Corporation (a)	6,610	274,579
Cimarex Energy Company	2,750	153,175
Murphy Oil Corporation	3,740	165,158
Newfield Exploration Company (a)	2,800	111,132

9

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 86.0% (Continued)	Shares	Value
Energy — 5.4% (Continued)
Noble Corporation (a)	5,360	$157,316
Overseas Shipholding Group, Inc.	3,600	49,464
Peabody Energy Corporation	4,800	162,624
Pioneer Natural Resources Company	2,680	176,264
Range Resources Corporation	3,500	204,610
Schlumberger Ltd.	3,134	187,194
Valero Energy Corporation	4,950	88,011
		1,729,527
Financials — 13.4%
Alleghany Corporation (a)	765	220,702
American Financial Group, Inc.	8,400	260,988
Annaly Capital Management, Inc.	8,500	141,355
Arch Capital Group Ltd. (a)	7,950	259,766
Arthur J. Gallagher & Company	6,750	177,525
Axis Capital Holdings Ltd.	5,000	129,700
Bank of Hawaii Corporation	6,000	218,400
Berkley (W.R.) Corporation	10,050	298,385
Cullen/Frost Bankers, Inc.	5,600	256,816
Eaton Vance Corporation	10,250	228,268
Hudson City Bancorp, Inc.	13,000	73,580
IntercontinentalExchange, Inc. (a)	1,850	218,781
Jones Lang LaSalle, Inc.	2,800	145,068
Kemper Corporation	6,200	148,552
Legg Mason, Inc.	3,780	97,184
Liberty Property Trust	4,600	133,906
New York Community Bancorp, Inc.	10,270	122,213
Old Republic International Corporation	16,400	146,288
Potlatch Corporation	6,941	218,780
Rayonier, Inc.	10,500	386,295
SEI Investments Company	10,000	153,800
St. Joe Company (The) (a)	7,000	104,930
Westamerica Bancorporation	3,300	126,456
		4,267,738
Health Care — 10.8%
Alexion Pharmaceuticals, Inc. (a)	2,600	166,556
Almost Family, Inc. (a)	1,000	16,630
Bio-Rad Laboratories, Inc. - Class A (a)	2,500	226,925
C.R. Bard, Inc.	1,000	87,540
Cantel Medical Corporation	2,000	42,240
Cephalon, Inc. (a)	2,000	161,400
Cerner Corporation (a)	5,300	363,156
Charles River Laboratories International, Inc. (a)	3,000	85,860
Computer Programs & Systems, Inc.	1,800	119,070

10

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 86.0% (Continued)	Shares	Value
Health Care — 10.8% (Continued)
Covance, Inc. (a)	4,000	$181,800
Covidien plc	1,500	66,150
Edwards Lifesciences Corporation (a)	2,000	142,560
Ensign Group, Inc. (The)	3,000	69,330
Fresenius Medical Care AG & Company KGaA - ADR	3,000	202,590
Gilead Sciences, Inc. (a)	150	5,820
Hanger Orthopedic Group, Inc. (a)	4,000	75,560
HealthSpring, Inc. (a)	2,500	91,150
Henry Schein, Inc. (a)	2,000	124,020
Illumina, Inc. (a)	1,000	40,920
Intuitive Surgical, Inc. (a)	200	72,856
Life Technologies Corporation (a)	2,891	111,101
Myriad Genetics, Inc. (a)	1,000	18,740
PSS World Medical, Inc. (a)	2,000	39,380
ResMed, Inc. (a)	6,000	172,740
Shire plc - ADR	1,500	140,895
Techne Corporation	4,500	306,045
Teleflex, Inc.	3,000	161,310
Waters Corporation (a)	2,000	150,980
		3,443,324
Industrials — 15.3%
Alexander & Baldwin, Inc.	3,000	109,590
AMETEK, Inc.	11,250	370,912
C.H. Robinson Worldwide, Inc.	5,000	342,350
Deluxe Corporation	5,000	93,000
Donaldson Company, Inc.	6,000	328,800
Expeditors International of Washington, Inc.	6,000	243,300
Fastenal Company	12,000	399,360
Goodrich Corporation	3,500	422,380
Graco, Inc.	6,000	204,840
Jacobs Engineering Group, Inc. (a)	4,475	144,498
Joy Global, Inc.	2,000	124,760
L-3 Communications Holdings, Inc.	3,000	185,910
Manpower, Inc.	4,000	134,480
MSC Industrial Direct Company, Inc. - Class A	5,000	282,300
Oshkosh Corporation (a)	5,000	78,700
Snap-on, Inc.	4,275	189,810
SPX Corporation	5,000	226,550
Stericycle, Inc. (a)	7,500	605,400
Timken Company	4,000	131,280
Waste Connections, Inc.	6,000	202,920
WESCO International, Inc. (a)	1,850	62,068
		4,883,208

11

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 86.0% (Continued)	Shares	Value
Information Technology — 12.7%
ADTRAN, Inc.	6,000	$158,760
Advent Software, Inc. (a)	8,000	166,800
Alliance Data Systems Corporation (a)	5,000	463,500
Arrow Electronics, Inc. (a)	8,600	238,908
Cognizant Technology Solutions Corporation - Class A (a)	3,000	188,100
Cree, Inc. (a)	4,820	125,224
DST Systems, Inc.	4,000	175,320
Harris Corporation	6,000	205,020
IAC/InterActiveCorporation (a)	3,000	118,650
Integrated Device Technology, Inc. (a)	10,000	51,500
Jack Henry & Associates, Inc.	9,000	260,820
Lam Research Corporation (a)	6,000	227,880
Linear Technology Corporation	6,000	165,900
Microchip Technology, Inc.	5,000	155,550
National Instruments Corporation	12,000	274,320
NetApp, Inc. (a)	5,000	169,700
Plantronics, Inc.	900	25,605
Polycom, Inc. (a)	8,000	146,960
Rovi Corporation (a)	6,000	257,880
SanDisk Corporation (a)	5,000	201,750
Xilinx, Inc.	7,000	192,080
Zebra Technologies Corporation - Class A (a)	3,000	92,820
		4,063,047
Materials — 5.4%
Airgas, Inc.	4,000	255,280
Albemarle Corporation	8,000	323,200
Ashland, Inc.	3,000	132,420
Cabot Corporation	4,000	99,120
Martin Marietta Materials, Inc.	2,500	158,050
Packaging Corporation of America	5,000	116,500
Scotts Miracle-Gro Company (The) - Class A	4,000	178,400
Sonoco Products Company	5,000	141,150
Steel Dynamics, Inc.	12,000	119,040
Valspar Corporation (The)	7,000	218,470
		1,741,630
Telecommunication Services — 0.1%
Telephone and Data Systems, Inc.	1,000	21,250

Utilities — 5.1%
AGL Resources, Inc.	8,400	342,216
Great Plains Energy, Inc.	9,050	174,665
ONEOK, Inc.	5,750	379,730
Pepco Holdings, Inc.	7,900	149,468

12

THE GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 86.0% (Continued)	Shares	Value
Utilities — 5.1% (Continued)
SCANA Corporation	7,530	$304,589
Vectren Corporation	10,600	287,048
		1,637,716

Total Common Stocks (Cost $21,575,945)		$27,460,319

EXCHANGE-TRADED FUNDS — 8.0%	Shares	Value
First Trust NYSE Arca Biotechnology Index Fund (a)	8,000	$264,480
iShares Nasdaq Biotechnology Index Fund	2,000	186,700
iShares S&P MidCap 400 Index Fund	17,000	1,325,830
ProShares Short MidCap 400 ETF (a)	22,000	790,460
Total Exchange-Traded Funds (Cost $2,283,487)		$2,567,470

EXCHANGE-TRADED NOTES — 0.9%	Shares	Value
JPMorgan Alerian MLP Index ETN (Cost $252,899)	8,000	$272,400

COMMERCIAL PAPER — 4.6%	Par Value	Value
U.S. Bank, N.A., discount, 0.02% (b), due 10/03/2011 (Cost $1,466,998)	$1,467,000	$1,466,998

MONEY MARKET FUNDS — 0.0%	Shares	Value
Invesco STIT - STIC Prime Portfolio (The) - Institutional Class, 0.06% (c) (Cost $612)	612	$612

Total Investments at Value — 99.5% (Cost $25,579,941)		$31,767,799

Other Assets in Excess of Liabilities — 0.5%		164,259

Net Assets — 100.0%		$31,932,058

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
(c)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2011.
See accompanying notes to financial statements.

13

THE ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2011 (Unaudited)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.8%	Par Value	Value
Alabama Drinking Water Financing Auth., Rev.,
4.00%, due 08/15/2014	$250,000	$263,342
5.00%, due 08/15/2018	400,000	434,728
Alabama Special Care Facilities Financing Auth., Birmingham, Rev.,
5.375%, due 11/01/2012, ETM	400,000	401,636
Alabama State Federal Highway Financing Auth., Rev.,
5.00%, due 03/01/2016	300,000	306,000
Alabama State Public School & College Auth., Capital Improvements, Rev.,
5.00%, due 12/01/2011	350,000	352,835
5.00%, due 12/01/2017	300,000	359,337
Alabama State Public School & College Auth., Capital Improvements, Series A, Rev.,
4.00%, due 02/17/2017	250,000	281,905
Alabama State, GO,
5.00%, due 09/01/2015	300,000	301,095
5.00%, due 02/01/2016	575,000	648,008
5.00%, due 09/01/2016	300,000	301,080
5.00%, due 09/01/2017	300,000	317,856
Alabama Water Pollution Control Auth., Rev.,
5.375%, due 08/15/2014	225,000	227,781
Anniston, AL, Waterworks & Sewer Board, Water & Sewer, Rev.,
3.50%, due 06/01/2016	500,000	540,650
Athens, AL, Warrants,
4.00%, due 09/01/2018	300,000	341,205
Auburn, AL, GO, Warrants,
5.00%, due 08/01/2012	225,000	233,800
Auburn, AL, School, Series A, GO, Warrants,
5.00%, due 08/01/2018	500,000	597,430
Auburn University, AL, General Fee Rev.,
5.25%, due 06/01/2015	400,000	411,780
Baldwin Co., AL, GO, Warrants,
5.00%, due 02/01/2015	200,000	219,390
Baldwin Co., AL, Series A, GO, Warrants,
5.00%, due 02/01/2017	320,000	378,086
Calhoun Co., AL, Gas Tax Anticipation, Series A, Rev., Warrants,
4.00%, due 03/01/2016	445,000	489,269

14

THE ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.8% (Continued)	Par Value	Value
Chelsea, AL, GO,
4.00%, due 05/01/2015	$260,000	$284,105
Enterprise, AL, GO, School Warrants,
4.00%, due 02/01/2016	400,000	446,244
Florence, AL, Electric Rev., Warrants,
3.10%, due 06/01/2015	300,000	316,707
3.50%, due 06/01/2017	515,000	555,170
Foley, AL, GO, Warrants,
4.00%, due 01/01/2015	315,000	345,379
Foley, AL, Utilities Board, Utilities Rev.,
4.00%, due 11/01/2018	710,000	808,051
4.50%, due 11/01/2019	250,000	269,615
Homewood, AL, GO, Warrants,
5.00%, due 09/01/2015	250,000	288,340
Hoover, AL, Special Tax Rev., Warrants,
5.00%, due 02/15/2015,
Prerefunded 02/15/2012 @ 100	370,000	376,638
Houston Co., AL, Board of Education, GO, Capital Outlay Warrants,
4.00%, due 12/01/2013	545,000	581,346
Houston Co., AL, GO,
4.75%, due 10/15/2016	500,000	544,890
Huntsville, AL, Capital Improvements, Series C, GO, Warrants,
5.00%, due 11/01/2017	300,000	324,471
Huntsville, AL, Electric Systems, Rev.,
4.00%, due 12/01/2013	300,000	322,221
Huntsville, AL, GO,
4.00%, due 09/01/2018	500,000	573,010
5.125%, due 05/01/2020,
Prerefunded 05/01/2012 @ 102	300,000	314,589
Huntsville, AL, GO, Refunding and Capital Improvement Warrants,
4.00%, due 09/01/2016	500,000	565,810
Macon Co., AL, GO, Warrants,
4.25%, due 10/01/2027,
Prerefunded 10/01/2017 @ 100	200,000	236,078
Mobile, AL, GO,
4.50%, due 08/01/2013	100,000	107,263

15

THE ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.8% (Continued)	Par Value	Value
Mobile, AL, Water & Sewer, Rev.,
5.25%, due 01/01/2012	$205,000	$207,450
5.25%, due 01/01/2014,
Prerefunded 01/01/2012 @ 100	300,000	303,825
5.25%, due 01/01/2020,
Prerefunded 01/01/2012 @ 100	400,000	405,100
Mobile Co., AL, GO,
5.25%, due 08/01/2015	400,000	447,532
Montgomery, AL, GO,
3.00%, due 11/01/2014	500,000	533,590
Montgomery, AL, Waterworks & Sanitation, Rev.,
5.00%, due 09/01/2017	250,000	296,315
Opelika, AL, Utilities Board, Series B, Rev.,
3.00%, due 06/01/2016	475,000	503,082
3.00%, due 06/01/2018	215,000	224,008
Oxford, AL, Waterworks & Sewer Board, Rev.,
3.00%, due 12/01/2011	415,000	416,452
Prattville, AL, Waterworks Board, Rev.,
3.00%, due 08/01/2017	290,000	308,264
Sheffield, AL, Electric Rev.,
4.00%, due 07/01/2017	600,000	663,342
Smiths, AL, Water & Sewer Auth., Rev.,
4.00%, due 06/01/2013	200,000	209,050
St. Clair Co., AL, GO,
4.00%, due 08/01/2013	145,000	153,340
4.00%, due 08/01/2014	205,000	222,579
Sumter Co., AL, School Rev., Warrants,
4.50%, due 02/01/2031,
Prerefunded 02/01/2016 @ 100	500,000	578,705
Tuscaloosa, AL, Public Building Auth., Student Housing Rev.,
4.00%, due 07/01/2013	350,000	367,944
University of Alabama, AL, Birmingham, Series A, Hospital Rev.,
5.00%, due 09/01/2012	180,000	186,041
University of Alabama, AL, General Fee Rev.,
4.10%, due 12/01/2013	240,000	246,120
University of Alabama, AL, Rev.,
4.00%, due 10/01/2014	500,000	546,675
University of Alabama, AL, Series A, Rev.,
3.00%, due 07/01/2016	340,000	367,696
5.00%, due 07/01/2017	245,000	290,602

16

THE ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.8% (Continued)	Par Value	Value
Vestavia Hills, AL, Series A, GO, Warrants,
5.00%, due 02/01/2012	$565,000	$573,989
3.00%, due 02/01/2018	240,000	256,323
Wetumpka, AL, Waterworks & Sewer, Rev.,
4.00%, due 03/01/2018	320,000	355,808

Total Alabama Fixed Rate Revenue and General Obligation (GO) Bonds (Cost $22,367,574)		$23,330,972

MONEY MARKET FUNDS — 5.4%	Shares	Value
Alpine Municipal Money Market Fund - Class I, 0.10% (a) (Cost $1,338,093)	1,338,093	$1,338,093

Total Investments at Value — 99.2% (Cost $23,705,667)		$24,669,065

Other Assets in Excess of Liabilities — 0.8%		205,632

Net Assets — 100.0%		$24,874,697

ETM - Escrowed to Maturity.
(a) Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2011.
See accompanying notes to financial statements.

17

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2011 (Unaudited)

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
ASSETS
Investments in securities:
At acquisition cost	$38,384,258	$25,579,941	$23,705,667
At value (Note 2)	$55,034,455	$31,767,799	$24,669,065
Cash	1,620	4,968	—
Dividends and interest receivable	101,910	28,562	216,430
Receivable for investment securities sold	781,816	—	—
Receivable for capital shares sold	301,259	150,100	46
Other assets	14,425	11,506	9,456
TOTAL ASSETS	56,235,485	31,962,935	24,894,997

LIABILITIES
Distributions payable	7,487	—	3,459
Payable for investment securities purchased	316,554	—	—
Payable for capital shares redeemed	9,642	—	4,854
Accrued investment advisory fees (Note 4)	28,657	20,459	2,982
Payable to adminstrator (Note 4)	6,900	4,575	4,050
Other accrued expenses	7,170	5,843	4,955
TOTAL LIABILITIES	376,410	30,877	20,300

NET ASSETS	$55,859,075	$31,932,058	$24,874,697

Net assets consist of:
Paid-in capital	$38,846,247	$25,720,779	$23,963,875
Accumulated net investment income	1,338	53,757	—
Accumulated net realized gains (losses) from security transactions	361,293	(30,336)	(52,576)
Net unrealized appreciation on investments	16,650,197	6,187,858	963,398

Net assets	$55,859,075	$31,932,058	$24,874,697

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,350,391	2,403,547	2,337,596

Net asset value, offering price and redemption price per share (Note 2)	$41.37	$13.29	$10.64

See accompanying notes to financial statements.

18

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended September 30, 2011 (Unaudited)

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
INVESTMENT INCOME
Dividends	$564,785	$263,446	$682
Foreign withholding taxes on dividends	(6,903)	(1,352)	—
Interest	260	145	388,968
TOTAL INVESTMENT INCOME	558,142	262,239	389,650

EXPENSES
Investment advisory fees (Note 4)	192,287	143,314	46,426
Administration fees (Note 4)	41,438	27,125	21,000
Professional fees	9,760	8,305	7,568
Trustees’ fees and expenses	5,418	5,418	5,418
Compliance fees and expenses (Note 4)	4,094	3,811	3,659
Custodian and bank service fees	4,763	3,151	2,372
Registration fees	3,846	3,124	1,979
Pricing costs	1,162	1,991	5,546
Printing of shareholder reports	4,020	2,348	2,032
Account maintenance fees	3,167	3,015	833
Insurance expense	2,649	1,760	1,285
Postage and supplies	1,439	1,088	1,086
Other expenses	4,884	4,032	2,695
TOTAL EXPENSES	278,927	208,482	101,899
Fees voluntarily waived by the Adviser (Note 4)	—	—	(15,680)
NET EXPENSES	278,927	208,482	86,219

NET INVESTMENT INCOME	279,215	53,757	303,431

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	329,464	408,778	1,407
Net realized gains from in-kind redemptions (Note 2)	1,627,995	1,500,775	—
Net change in unrealized appreciation (depreciation) on investments	(11,016,526)	(8,509,441)	483,092

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(9,059,067)	(6,599,888)	484,499

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(8,779,852)	$(6,546,131)	$787,930

See accompanying notes to financial statements.

19

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Government Street Equity Fund		Government Street Mid-Cap Fund
	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011
FROM OPERATIONS
Net investment income	$279,215	$541,729	$53,757	$69,816
Net realized gains from:
Security transactions	329,464	171,715	408,778	190,129
Option contracts	—	82	—	—
Net realized gains from in-kind redemptions (Note 2)	1,627,995	917,000	1,500,775	146,992
Net change in unrealized appreciation (depreciation) on:
Investments	(11,016,526)	9,016,833	(8,509,441)	7,240,335
Option contracts	—	9,402	—	—
Net increase (decrease) in net assets from operations	(8,779,852)	10,656,761	(6,546,131)	7,647,272

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(284,261)	(536,110)	—	(82,215)
From realized capital gains on security transactions	—	(114,767)	—	—
In excess of net investment income	—	—	—	(17,375)
Decrease in net assets from distributions to shareholders	(284,261)	(650,877)	—	(99,590)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,448,802	2,186,479	1,174,085	1,485,972
Net asset value of shares issued in reinvestment of distributions to shareholders	269,011	623,340	—	92,758
Payments for shares redeemed	(3,167,196)	(4,209,460)	(2,679,284)	(1,340,996)
Net increase (decrease) in net assets from capital share transactions	(1,449,383)	(1,399,641)	(1,505,199)	237,734

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,513,496)	8,606,243	(8,051,330)	7,785,416

NET ASSETS
Beginning of period	66,372,571	57,766,328	39,983,388	32,197,972
End of period	$55,859,075	$66,372,571	$31,932,058	$39,983,388

ACCUMULATED NET INVESTMENT INCOME	$1,338	$6,384	$53,757	$—

CAPITAL SHARE ACTIVITY
Shares sold	32,072	52,290	78,006	105,919
Shares reinvested	6,042	14,753	—	6,310
Shares redeemed	(70,353)	(97,293)	(190,457)	(98,065)
Net increase (decrease) in shares outstanding	(32,239)	(30,250)	(112,451)	14,164
Shares outstanding, beginning of period	1,382,630	1,412,880	2,515,998	2,501,834
Shares outstanding, end of period	1,350,391	1,382,630	2,403,547	2,515,998

See accompanying notes to financial statements.

20

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Alabama Tax Free Bond Fund
	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011
FROM OPERATIONS
Net investment income	$303,431	$718,135
Net realized gains (losses) from security transactions	1,407	(28,038)
Net change in unrealized appreciation (depreciation) on investments	483,092	(166,272)
Net increase in net assets from operations	787,930	523,825

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(304,735)	(724,106)
From realized capital gains on security transactions	—	(1,181)
Decrease in net assets from distributions to shareholders	(304,735)	(725,287)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	544,870	4,182,345
Net asset value of shares issued in reinvestment of distributions to shareholders	252,899	550,393
Payments for shares redeemed	(3,432,756)	(7,221,053)
Net decrease in net assets from capital share transactions	(2,634,987)	(2,488,315)

TOTAL DECREASE IN NET ASSETS	(2,151,792)	(2,689,777)

NET ASSETS
Beginning of period	27,026,489	29,716,266
End of period	$24,874,697	$27,026,489

ACCUMULATED NET INVESTMENT INCOME	$—	$1,304

CAPITAL SHARE ACTIVITY
Shares sold	51,423	396,218
Shares reinvested	23,857	52,037
Shares redeemed	(323,119)	(685,046)
Net decrease in shares outstanding	(247,839)	(236,791)
Shares outstanding, beginning of period	2,585,435	2,822,226
Shares outstanding, end of period	2,337,596	2,585,435

See accompanying notes to financial statements.

21

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended September 30, 2011 (Unaudited)		Years Ended March 31,
			2011	2010	2009	2008	2007
Net asset value at beginning of period	$48.00		$40.89	$26.72	$44.76	$48.37	$52.42

Income (loss) from investment operations:
Net investment income	0.21		0.39	0.40	0.55	0.57	0.48
Net realized and unrealized gains (losses) on investments	(6.63)		7.19	14.17	(18.07)	(2.12)	2.90
Total from investment operations	(6.42)		7.58	14.57	(17.52)	(1.55)	3.38

Less distributions:
Dividends from net investment income	(0.21)		(0.39)	(0.40)	(0.52)	(0.57)	(0.48)
Distributions from net realized gains	—		(0.08)	—	—	(1.31)	(6.95)
Return of capital	—		—	—	—	(0.18)	—
Total distributions	(0.21)		(0.47)	(0.40)	(0.52)	(2.06)	(7.43)

Net asset value at end of period	$41.37		$48.00	$40.89	$26.72	$44.76	$48.37

Total return (a)	(13.41%	)(b)	18.69%	54.71%	(39.43% )	(3.51% )	7.04%

Net assets at end of period (000’s)	$55,859		$66,373	$57,766	$37,656	$67,267	$87,757

Ratio of total expenses to average net assets	0.87%	(c)	0.88%	0.90%	0.91%	0.84%	0.84%

Ratio of net investment income to average net assets	0.87%	(c)	0.92%	1.14%	1.47%	1.12%	0.96%

Portfolio turnover rate	18%	(b)	26%	30%	35%	12%	15%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.
See accompanying notes to financial statements.

22

THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended September 30, 2011		Years Ended March 31,
	(Unaudited)		2011	2010	2009		2008	2007
Net asset value at beginning of period	$15.89		$12.87	$8.46	$12.28		$13.13	$13.71

Income (loss) from investment operations:
Net investment income	0.02		0.03	0.05	0.05		0.03	0.04
Net realized and unrealized gains (losses) on investments	(2.62)		3.03	4.41	(3.82)		(0.53)	0.45
Total from investment operations	(2.60)		3.06	4.46	(3.77)		(0.50)	0.49

Less distributions:
Dividends from net investment income	—		(0.03)	(0.05)	(0.05)		(0.05)	(0.05)
In excess of net investment income	—		(0.01)	—	(0.00	)(a)	—	—
Distributions from net realized gains	—		—	—	(0.00	)(a)	(0.30)	(1.02)
Total distributions	—		(0.04)	(0.05)	(0.05)		(0.35)	(1.07)

Net asset value at end of period	$13.29		$15.89	$12.87	$8.46		$12.28	$13.13

Total return (b)	(16.36%	)(c)	23.80%	52.73%	(30.65%	)	(3.99% )	3.83%

Net assets at end of period (000’s)	$31,932		$39,983	$32,198	$21,522		$31,424	$33,961

Ratio of total expenses to average net assets	1.09%	(d)	1.13%	1.18%	1.23%		1.12%	1.12%

Ratio of net expenses to average net assets (e)	1.09%	(d)	1.13%	1.13%	1.10%		1.10%	1.10%

Ratio of net investment income to average net assets (e)	0.28%	(d)	0.21%	0.47%	0.47%		0.25%	0.26%

Portfolio turnover rate	4%	(c)	20%	10%	14%		11%	11%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratios were determined after voluntary advisory fee waivers by the Adviser.
See accompanying notes to financial statements.

23

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended September 30, 2011 (Unaudited)		Years Ended March 31,
			2011		2010		2009		2008	2007
Net asset value at beginning of period	$10.45		$10.53		$10.54		$10.50		$10.39	$10.40

Income (loss) from investment operations:
Net investment income	0.12		0.26		0.28		0.35		0.36	0.36
Net realized and unrealized gains (losses) on investments	0.19		(0.07)		(0.00	)(a)	0.04		0.12	(0.01)
Total from investment operations	0.31		0.19		0.28		0.39		0.48	0.35

Less distributions:
Dividends from net investment income	(0.12)		(0.27)		(0.28)		(0.35)		(0.36)	(0.36)
Distributions from net realized gains	—		(0.00	)(a)	(0.01)		(0.00	)(a)	(0.01)	—
Total distributions	(0.12)		(0.27)		(0.29)		(0.35)		(0.37)	(0.36)

Net asset value at end of period	$10.64		$10.45		$10.53		$10.54		$10.50	$10.39

Total return (b)	3.00%	(c)	1.78%		2.88%		3.80%		4.66%	3.38%

Net assets at end of period (000’s)	$24,875		$27,026		$29,716		$28,358		$25,426	$25,968

Ratio of total expenses to average net assets	0.77%	(d)	0.77%		0.75%		0.79%		0.78%	0.76%

Ratio of net expenses to average net assets (e)	0.65%	(d)	0.65%		0.65%		0.65%		0.65%	0.65%

Ratio of net investment income to average net assets (e)	2.29%	(d)	2.51%		2.85%		3.36%		3.46%	3.44%

Portfolio turnover rate	3%	(c)	21%		32%		8%		6%	15%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).
See accompanying notes to financial statements.

24

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2011 (Unaudited)

1. Organization

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Government Street Equity Fund’s investment objective is to seek capital appreciation.

The Government Street Mid-Cap Fund’s investment objective is to seek capital appreciation.

The Alabama Tax Free Bond Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using procedures established by and under the general supervision of the Board of Trustees and will be classified as Level 2 or 3 (see

25

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

below) within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2011 by security type:

The Government Street Equity Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$45,924,404	$—	$—	$45,924,404
Exchange-Traded Funds	6,633,742	—	—	6,633,742
Exchange-Traded Notes	1,123,650	—	—	1,123,650
Warrants	4,896	—	—	4,896
Commercial Paper	—	1,346,998	—	1,346,998
Money Market Funds	765	—	—	765
Total	$53,687,457	$1,346,998	$—	$55,034,455

The Government Street Mid-Cap Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$27,460,319	$—	$—	$27,460,319
Exchange-Traded Funds	2,567,470	—	—	2,567,470
Exchange-Traded Notes	272,400	—	—	272,400
Commercial Paper	—	1,466,998	—	1,466,998
Money Market Funds	612	—	—	612
Total	$30,300,801	$1,466,998	$—	$31,767,799

26

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Alabama Tax Free Bond Fund:	Level 1	Level 2	Level 3	Total
Alabama Fixed Rate Revenue and General Obligation Bonds	$—	$23,330,972	$—	$23,330,972
Money Market Funds	1,338,093	—	—	1,338,093
Total	$1,338,093	$23,330,972	$—	$24,669,065

Refer to The Government Street Equity Fund’s and The Government Street Mid-Cap Fund’s Schedules of Investments for a listing of the common stocks valued using Level 1 inputs by sector type. During the six months ended September 30, 2011, the Funds did not have any significant transfers in and out of any Level. There were no Level 3 securities held by the Funds as of or during the six months ended September 30, 2011. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Repurchase agreements — The Funds may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited. The Funds did not enter into any repurchase agreements during the six months ended September 30, 2011.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

27

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid during the periods ended September 30, 2011 and March 31, 2011 is as follows:

	Period Ended	Ordinary Income	Exempt- Interest Dividends	Long-Term Gains	Total Distributions
The Government Street Equity Fund	9/30/11	$284,261	$—	$—	$284,261
	3/31/11	$536,219	$—	$114,658	$650,877
The Government Street Mid-Cap Fund	9/30/11	$—	$—	$—	$—
	3/31/11	$99,590	$—	$—	$99,590
The Alabama Tax Free Bond Fund	9/30/11	$—	$304,735	$—	$304,735
	3/31/11	$1,634	$722,479	$1,174	$725,287

Security transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Options transactions — With the intent of increasing the total returns of the investment portfolios of The Government Street Equity Fund and The Government Street Mid-Cap Fund, the Funds may write covered call options, primarily against highly appreciated, low basis securities, to increase income. When the Funds write a covered call option contract, premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund’s obligation on a written call option contract, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

28

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2011:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund	The Alabama Tax Free Bond Fund
Cost of portfolio investments	$38,384,258	$25,579,941	$23,728,694
Gross unrealized appreciation	$18,612,196	$8,286,385	$962,606
Gross unrealized depreciation	(1,961,999)	(2,098,527)	(22,235)
Net unrealized appreciation	16,650,197	6,187,858	940,371
Undistributed ordinary income	79,272	53,757	—
Undistributed tax exempt income	—	—	3,459
Capital loss carryforward	—	(393,825)	—
Other gains (losses)	290,846	363,489	(29,549)
Other temporary differences	(7,487)	—	(3,459)
Total distributable earnings	$17,012,828	$6,211,279	$910,822

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and differing methods in the amortization of market discount and premium on fixed income securities.

As of March 31, 2011, The Government Street Mid-Cap Fund had a capital loss carryforward for federal income tax purposes of $393,825 which expires on March 31, 2018. This capital loss carryforward may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

During the six months ended September 30, 2011, The Government Street Equity Fund and The Government Street Mid-Cap Fund realized $1,627,995 and $1,500,775, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital. These reclassifications are reflected on the Statements of Assets and

29

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2008 through March 31, 2011) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the six months ended September 30, 2011, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled $11,357,247 and $14,306,074, respectively, for The Government Street Equity Fund; $1,675,611 and $4,307,047, respectively, for The Government Street Mid-Cap Fund; and $730,030 and $3,950,850, respectively, for The Alabama Tax Free Bond Fund.

4. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by Leavell Investment Management, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Alabama Tax Free Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

During the six months ended September 30, 2011, the Adviser voluntarily undertook to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of the Fund’s average daily net assets. Accordingly, the Adviser waived $15,680 of its investment advisory fees from The Alabama Tax Free Bond Fund during the six months ended September 30, 2011.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services

30

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of the Fund’s average daily net assets up to $25 million, .125% of the next $25 million of such assets, and .10% of such assets in excess of $50 million. The minimum monthly fee payable to Ultimus is $4,000 with respect to The Government Street Equity Fund and The Government Street Mid-Cap Fund and $3,500 with respect to The Alabama Tax Free Bond Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

5. Derivatives Transactions

No option contracts were written by The Government Street Equity Fund or The Government Street Mid-Cap Fund during the six months ended September 30, 2011.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Concentration of Credit Risk

The Alabama Tax Free Bond Fund invests primarily in debt instruments of municipal issuers in the state of Alabama. The issuers’ abilities to meet their obligations may be affected by economic developments in the state or its region, as well as disruptions in the credit markets and the economy, generally.

31

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

9. Recent Accounting Pronouncement and New Legislation

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ current fiscal year ending March 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be included in the Annual Report for the year ending March 31, 2012.

32

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment returns of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2011 through September 30, 2011).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

33

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)
(Continued)

More information about the Funds’ expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value April 1, 2011	Ending Account Value Sept. 30, 2011	Expenses Paid During Period*
The Government Street Equity Fund
Based on Actual Fund Return	$1,000.00	$865.90	$4.07
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.71	$4.41
The Government Street Mid-Cap Fund
Based on Actual Fund Return	$1,000.00	$836.40	$5.02
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.60	$5.52
The Alabama Tax Free Bond Fund
Based on Actual Fund Return	$1,000.00	$1,030.00	$3.31
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.81	$3.29

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Government Street Equity Fund	0.87%
The Government Street Mid-Cap Fund	1.09%
The Alabama Tax Free Bond Fund	0.65%

34

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

The Government Street Funds

Investment Adviser
Leavell Investment Management, Inc.
Post Office Box 1307
Mobile, AL 36633

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707
1-866-738-1125

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

Independent Registered Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, OH 45202

Board of Trustees
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

Portfolio Managers
Thomas W. Leavell,
The Government Street Equity Fund
The Government Street Mid-Cap Fund
Timothy S. Healey,
The Government Street Mid-Cap Fund
The Alabama Tax Free Bond Fund
Richard E. Anthony, Jr., CFA,
The Government Street Mid-Cap Fund
Michael J. Hofto, CFA,
The Government Street Mid-Cap Fund

THE
JAMESTOWN
FUNDS

No-Load Funds

The Jamestown Balanced Fund
The Jamestown Equity Fund
The Jamestown Tax Exempt Virginia Fund

SEMI-ANNUAL REPORT

September 30, 2011
(Unaudited)

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
Richmond, Virginia

THE JAMESTOWN BALANCED FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Balanced Fund, the Standard & Poor’s 500 Index and the
60% S&P 500 Index / 40% Barclays Capital U.S. Intermediate Government/Credit Bond Index

	Average Annual Total Returns(a) (for periods ended September 30, 2011)
	1 Year	5 Years	10 Years
The Jamestown Balanced Fund	0.67%	1.18%	3.23%
Standard & Poor’s 500 Index	1.14%	-1.18%	2.82%
60% S&P 500 Index / 40% Barclays Capital U.S. Intermediate Government/Credit Bond Index	2.29%	2.03%	4.08%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

1

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Equity Fund and the Standard & Poor’s 500 Index

	Average Annual Total Returns(a) (for periods ended September 30, 2011)
	1 Year	5 Years	10 Years
The Jamestown Equity Fund	0.41%	-1.16%	2.15%
Standard & Poor’s 500 Index	1.14%	-1.18%	2.82%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Tax Exempt Virginia Fund, the Barclays Capital 5-year Municipal Bond Index*, the Lipper Intermediate Municipal Fund Index and the Barclays Capital Municipal Bond Index

	Average Annual Total Returns(a) (for periods ended September 30, 2011)
	1 Year	5 Years	10 Years
The Jamestown Tax Exempt Virginia Fund	2.64%	4.21%	3.75%
Barclays Capital 5-Year Municipal Bond Index	3.75%	5.55%	4.68%
Lipper Intermediate Municipal Fund Index	3.22%	4.31%	4.12%
Barclays Capital Municipal Bond Index	3.88%	5.01%	5.09%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*
The Barclays Capital 5-Year Municipal Bond Index is an unmanaged index generally representative of 5-year tax-exempt bonds. Because the Fund is typically classified as an intermediate-term fund (with an average duration of between 2 and 10 years), this index is believed to be the most appropriate broad-based securities market index against which to compare the Fund’s performance.

3

THE JAMESTOWN BALANCED FUND
PORTFOLIO INFORMATION
September 30, 2011 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Apple, Inc.	2.8%
	PepsiCo, Inc.	1.9%
	Wal-Mart Stores, Inc.	1.7%
	Google, Inc. - Class A	1.6%
	Abbott Laboratories	1.5%
	General Electric Company	1.4%
	Microsoft Corporation	1.4%
	Chevron Corporation	1.4%
	JPMorgan Chase & Company	1.4%
	Aetna, Inc.	1.4%

Equity Sector Concentration vs. the S&P 500 Index (57.4% of Net Assets)

Fixed Income Portfolio (30.2% of Net Assets)		Credit Quality	% of Fixed Income Portfolio
Average Stated Maturity (Years)	4.31	AAA	51.3%
Average Duration (Years)	3.67	AA	7.4%
Average Coupon	4.86%	A	37.9%
Average Yield to Maturity	1.89%	BBB	3.4%

Sector Breakdown	% of Fixed Income Portfolio
U.S. Treasury Obligations	20.2%
U.S. Government Agency Obligations	11.4%
Municipal Bonds	2.0%
Mortgage-Backed Securities	17.7%
Corporate Bonds	48.7%

4

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
September 30, 2011 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Apple, Inc.	4.1%
	PepsiCo, Inc.	2.7%
	Wal-Mart Stores, Inc.	2.6%
	Abbott Laboratories	2.2%
	Google, Inc. - Class A	2.2%
	Chevron Corporation	2.1%
	Aetna, Inc.	2.1%
	Microsoft Corporation	2.1%
	JPMorgan Chase & Company	2.1%
	Intel Corporation	2.1%

Sector Concentration vs. the S&P 500 Index

5

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
September 30, 2011 (Unaudited)

Characteristics (Weighted Average)		Maturity Breakdown (%of Portfolio)
30-day SEC Yield	1.72%
Tax-Equivalent Yield	2.65%*
Average Maturity (years)	6.2
Average Duration (years)	4.1
Average Quality	AA
Number of Issues	52

* Assumes a maximum 35.0% federal tax rate.

Credit Quality (%of Portfolio)	Sector Diversification (%of Portfolio)

6

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS
September 30, 2011 (Unaudited)

COMMON STOCKS — 57.4%	Shares	Value
Consumer Discretionary — 6.8%
Comcast Corporation - Class A	10,200	$213,180
Dollar Tree, Inc. (a)	2,700	202,797
McDonald's Corporation	2,000	175,640
TJX Companies, Inc. (The)	3,700	205,239
Viacom, Inc. - Class B	5,000	193,700
Yum! Brands, Inc.	3,500	172,865
		1,163,421
Consumer Staples — 7.0%
CVS Caremark Corporation	6,900	231,702
Kimberly-Clark Corporation	3,300	234,333
PepsiCo, Inc.	5,300	328,070
Sysco Corporation	4,600	119,140
Wal-Mart Stores, Inc.	5,700	295,830
		1,209,075
Energy — 7.7%
Apache Corporation	1,300	104,312
Chevron Corporation	2,600	240,552
ConocoPhillips	3,500	221,620
Exxon Mobil Corporation	2,000	145,260
Hess Corporation	3,700	194,102
Marathon Oil Corporation	5,900	127,322
Marathon Petroleum Corporation	2,800	75,768
Noble Corporation (a)	7,000	205,450
		1,314,386
Financials — 7.2%
American Express Company	4,300	193,070
Ameriprise Financial, Inc.	4,500	177,120
Franklin Resources, Inc.	1,850	176,934
JPMorgan Chase & Company	7,900	237,948
MetLife, Inc.	4,200	117,642
PNC Financial Services Group, Inc.	4,000	192,760
Prudential Financial, Inc.	2,800	131,208
		1,226,682
Health Care — 8.0%
Abbott Laboratories	5,000	255,700
Aetna, Inc.	6,500	236,275
AmerisourceBergen Corporation	6,100	227,347
McKesson Corporation	1,700	123,590
Medco Health Solutions, Inc. (a)	4,000	187,560
Thermo Fisher Scientific, Inc. (a)	4,200	212,688
UnitedHealth Group, Inc.	2,900	133,748
		1,376,908

7

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 57.4% (Continued)	Shares	Value
Industrials — 7.2%
Dover Corporation	5,000	$233,000
Eaton Corporation	5,300	188,150
General Dynamics Corporation	2,100	119,469
General Electric Company	16,000	243,840
Norfolk Southern Corporation	3,800	231,876
United Technologies Corporation	3,100	218,116
		1,234,451
Information Technology — 13.5%
Apple, Inc. (a)	1,250	476,475
Cisco Systems, Inc.	13,000	201,370
EMC Corporation (a)	11,000	230,890
Google, Inc. - Class A (a)	525	270,049
Intel Corporation	10,700	228,231
International Business Machines Corporation	1,150	201,285
Microsoft Corporation	9,700	241,433
Oracle Corporation	8,000	229,920
QUALCOMM, Inc.	4,700	228,561
		2,308,214

Total Common Stocks (Cost $7,961,521)		$9,833,137

U.S. TREASURY OBLIGATIONS — 6.1%	Par Value	Value
U.S. Treasury Notes — 6.1%
4.25%, 11/15/2014	$350,000	$390,933
4.25%, 11/15/2017	400,000	471,750
2.625%, 08/15/2020	175,000	187,428
Total U.S. Treasury Obligations (Cost $929,937)		$1,050,111

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.4%	Par Value	Value
Federal Home Loan Mortgage Corporation — 3.4%
5.25%, due 04/18/2016 (Cost $495,821)	$500,000	$590,128

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 0.6%	Par Value	Value
Virginia State, Build America Bonds, Taxable, GO,
2.95%, due 06/01/2019 (Cost $99,929)	$100,000	$103,972

8

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES — 5.4%	Par Value	Value
Federal Home Loan Mortgage Corporation — 1.6%
Pool #A43942, 5.50%, due 03/01/2036	$111,676	$121,454
Pool #A97047, 4.50%, due 02/01/2041	145,184	153,700
		275,154
Federal National Mortgage Association — 3.7%
Pool #618465, 5.00%, due 12/01/2016	61,518	66,292
Pool #684231, 5.00%, due 01/01/2018	90,673	97,709
Pool #255455, 5.00%, due 10/01/2024	107,225	116,906
Pool #255702, 5.00%, due 05/01/2025	164,764	179,023
Pool #808413, 5.50%, due 01/01/2035	150,738	164,244
		624,174
Government National Mortgage Association — 0.1%
Pool #781344, 6.50%, due 10/15/2031	16,751	19,036

Total Mortgage-Backed Securities (Cost $853,115)		$918,364

CORPORATE BONDS — 14.7%	Par Value	Value
Consumer Discretionary — 0.6%
Anheuser-Busch Companies, Inc.,
4.50%, due 04/01/2018	$100,000	$108,613

Consumer Staples — 2.3%
General Mills, Inc.,
5.70%, due 02/15/2017	150,000	175,762
PepsiCo, Inc.,
4.65%, due 02/15/2013	200,000	210,867
		386,629
Energy — 0.7%
Shell International Finance B.V.,
4.30%, due 09/22/2019	100,000	112,325

Financials — 4.7%
American Express Company,
4.875%, due 07/15/2013	150,000	157,534
JPMorgan Chase & Company,
3.40%, due 06/24/2015	110,000	111,736
Morgan Stanley,
5.30%, due 03/01/2013	250,000	252,087
Northern Trust Corporation,
4.625%, due 05/01/2014	150,000	161,712
PNC Funding Corporation,
5.125%, due 02/08/2020	110,000	121,756
		804,825

9

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 14.7% (Continued)	Par Value	Value
Health Care — 2.4%
Amgen, Inc.,
5.85%, due 06/01/2017	$150,000	$178,715
GlaxoSmithKline plc,
5.65%, due 05/15/2018	200,000	241,850
		420,565
Industrials — 1.5%
United Technologies Corporation,
6.10%, due 05/15/2012	250,000	258,021

Materials — 0.2%
E.I. du Pont de Nemours and Company,
5.875%, due 01/15/2014	26,000	28,662

Telecommunication Services — 1.5%
AT&T, Inc.,
4.95%, due 01/15/2013	250,000	261,835

Utilities — 0.8%
Virginia Electric & Power Company,
5.00%, due 06/30/2019	125,000	144,210

Total Corporate Bonds (Cost $2,363,297)		$2,525,685

MONEY MARKET FUNDS — 1.9%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.07% (b) (Cost $317,785)	317,785	$317,785

REPURCHASE AGREEMENTS — 10.3%	Par Value	Value
U.S. Bank N.A., 0.01%, dated 09/30/2011, due 10/03/2011, repurchase proceeds: $1,765,307 (Cost $1,765,305) (c)	$1,765,305	$1,765,305

Total Investments at Value — 99.8% (Cost $14,786,710)		$17,104,487

Other Assets in Excess of Liabilities — 0.2%		27,507

Net Assets — 100.0%		$17,131,994

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2011.

(c)	Repurchase agreement is fully collateralized by $1,665,883 FGLMC #G01543, 5.00%, due 05/01/2033. The aggregate market value of the collateral at September 30, 2011 was $1,800,727.

See accompanying notes to financial statements.

10

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2011 (Unaudited)

COMMON STOCKS — 85.0%	Shares	Value
Consumer Discretionary — 10.5%
Comcast Corporation - Class A	21,500	$449,350
Dollar Tree, Inc. (a)	5,700	428,127
McDonald's Corporation	4,000	351,280
TJX Companies, Inc. (The)	8,150	452,081
Viacom, Inc. - Class B	10,700	414,518
Yum! Brands, Inc.	7,300	360,547
		2,455,903
Consumer Staples — 10.3%
CVS Caremark Corporation	14,200	476,836
Kimberly-Clark Corporation	6,600	468,666
PepsiCo, Inc.	10,350	640,665
Sysco Corporation	8,900	230,510
Wal-Mart Stores, Inc.	11,700	607,230
		2,423,907
Energy — 11.1%
Apache Corporation	2,500	200,600
Chevron Corporation	5,400	499,608
ConocoPhillips	6,800	430,576
Exxon Mobil Corporation	3,500	254,205
Hess Corporation	7,700	403,942
Marathon Oil Corporation	11,200	241,696
Marathon Petroleum Corporation	5,500	148,830
Noble Corporation (a)	14,500	425,575
		2,605,032
Financials — 10.8%
American Express Company	9,000	404,100
Ameriprise Financial, Inc.	8,900	350,304
Franklin Resources, Inc.	3,850	368,214
JPMorgan Chase & Company	16,100	484,932
MetLife, Inc.	8,300	232,483
PNC Financial Services Group, Inc.	9,000	433,710
Prudential Financial, Inc.	5,600	262,416
		2,536,159
Health Care — 11.8%
Abbott Laboratories	10,100	516,514
Aetna, Inc.	13,700	497,995
AmerisourceBergen Corporation	12,600	469,602
McKesson Corporation	3,200	232,640
Medco Health Solutions, Inc. (a)	8,000	375,120
Thermo Fisher Scientific, Inc. (a)	8,300	420,312
UnitedHealth Group, Inc.	5,500	253,660
		2,765,843

11

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 85.0% (Continued)	Shares	Value
Industrials — 10.8%
Dover Corporation	10,200	$475,320
Eaton Corporation	11,000	390,500
General Dynamics Corporation	4,200	238,938
General Electric Company	31,500	480,060
Norfolk Southern Corporation	7,800	475,956
United Technologies Corporation	6,700	471,412
		2,532,186
Information Technology — 19.7%
Apple, Inc. (a)	2,550	972,009
Cisco Systems, Inc.	26,000	402,740
EMC Corporation (a)	21,200	444,988
Google, Inc. - Class A (a)	1,000	514,380
Intel Corporation	22,700	484,191
International Business Machines Corporation	2,300	402,569
Microsoft Corporation	19,500	485,355
Oracle Corporation	16,300	468,462
QUALCOMM, Inc.	9,400	457,122
		4,631,816

Total Common Stocks (Cost $16,691,270)		$19,950,846

MONEY MARKET FUNDS — 1.0%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.07% (b) (Cost $228,238)	228,238	$228,238

REPURCHASE AGREEMENTS — 14.1%	Par Value	Value
U.S. Bank N.A., 0.01%, dated 09/30/2011, due 10/03/2011, repurchase proceeds: $3,310,244 (Cost $3,310,241) (c)	$3,310,241	$3,310,241

Total Investments at Value — 100.1% (Cost $20,229,749)		$23,489,325

Liabilities in Excess of Other Assets — (0.1%)		(34,414)

Net Assets — 100.0%		$23,454,911

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2011.

(c)	Repurchase agreement is fully collateralized by $3,144,658 FGCI #G11649, 4.50%, due 02/01/2020. The aggregate market value of the collateral at September 30, 2011 was $3,376,455.

See accompanying notes to financial statements.

12

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS
September 30, 2011 (Unaudited)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 94.9%	Par Value	Value
Arlington Co., Virginia, GO,
4.10%, due 11/01/2018	$500,000	$538,270
Capital Region Airport Commission, Virginia, Airport Revenue,
4.50%, due 07/01/2016	520,000	589,758
Chesterfield Co., Virginia, GO,
5.00%, due 01/01/2020	700,000	808,353
Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 06/01/2018	1,000,000	1,074,440
Fairfax Co., Virginia, Industrial Dev. Authority, Revenue,
5.00%, due 05/15/2022	750,000	854,715
Fauquier Co., Virginia, GO,
5.00%, due 07/01/2017	500,000	585,115
Hampton Roads Sanitation District, Virginia, Wastewater, Revenue,
5.00%, due 04/01/2022	400,000	459,416
Hampton, Virginia, GO,
5.00%, due 04/01/2020,
prerefunded 04/01/2015 @ 100	500,000	577,275
Henrico Co., Virginia, Public Improvement, Series A, GO,
5.00%, due 12/01/2015	250,000	293,870
Henrico Co., Virginia, Water & Sewer, Revenue,
5.00%, due 05/01/2020	350,000	422,464
5.00%, due 05/01/2022	430,000	507,894
James City, Virginia, School District, GO,
5.00%, due 12/15/2018	500,000	578,495
James City, Virginia, Service Authority, Water & Sewer, Revenue,
5.125%, due 01/15/2017	1,000,000	1,057,520
Leesburg, Virginia, GO,
5.00%, due 09/15/2016	500,000	592,280
Loudoun Co., Virginia, Industrial Dev. Authority, Public Facility Lease, Revenue,
5.00%, due 03/01/2019,
prerefunded 03/01/2013 @ 100	215,000	229,005
5.00%, due 03/01/2019	785,000	824,996
Lynchburg, Virginia, GO,
5.00%, due 06/01/2015	500,000	576,570
Lynchburg, Virginia, Public Improvement, Series A, GO,
5.00%, due 08/01/2019	625,000	764,412
Manassas, Virginia, Public Improvement, Series D, GO,
5.00%, due 07/01/2019	250,000	303,108
New Kent Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 02/01/2019	500,000	566,045
Norfolk, Virginia, GO,
4.50%, due 06/01/2015	500,000	549,320

13

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 94.9% (Continued)	Par Value	Value
Norfolk, Virginia, Water, Revenue,
5.00%, due 11/01/2016	$1,000,000	$1,003,790
Portsmouth, Virginia, Series A, GO,
5.00%, due 04/01/2016	500,000	567,655
Portsmouth, Virginia, Series D, GO,
4.00%, due 12/01/2017	215,000	246,706
Prince William Co., Virginia, Lease Participation Certificates,
5.00%, due 10/01/2020	500,000	588,175
Richmond, Virginia, Metropolitan Authority, Revenue,
5.25%, due 07/15/2014	1,000,000	1,102,450
Southeastern Public Service Authority, Virginia, Revenue,
5.00%, due 07/01/2015, ETM	1,000,000	1,128,550
Spotsylvania Co., Virginia, GO,
5.00%, due 01/15/2016	500,000	545,635
Spotsylvania Co., Virginia, Water & Sewer, Revenue,
5.00%, due 06/01/2026	500,000	540,810
Suffolk, Virginia, Public Improvement, Series A, GO,
4.00%, due 08/01/2018	250,000	286,505
University of Virginia, Revenue,
5.00%, due 06/01/2013	585,000	629,881
Upper Occoquan, Virginia, Sewer Authority, Revenue,
5.15%, due 07/01/2020	250,000	297,790
Virginia Beach, Virginia, Public Improvement, GO,
5.00%, due 06/01/2021	250,000	310,543
Virginia Biotechnology Research Partnership Authority, Lease Revenue,
5.00%, due 09/01/2020	500,000	603,370
Virginia College Building Authority, Educational Facilities, Revenue,
5.00%, due 02/01/2017,
prerefunded 02/01/2014 @ 100	500,000	552,895
5.00%, due 04/01/2017	500,000	554,170
5.00%, due 03/01/2019	250,000	296,752
Virginia Commonwealth Transportation Board, Federal Highway Reimbursement Anticipation Note, Revenue,
5.00%, due 09/28/2015	500,000	581,880
Virginia Polytechnic Institute & State University, Revenue,
5.00%, due 06/01/2016	500,000	555,615
Virginia Small Business Financing Authority, Healthcare Facilities Revenue,
5.00%, due 11/01/2017	250,000	291,992
Virginia State Public Building Authority, Public Facilities, Series D, Revenue,
5.00%, due 08/01/2016	1,000,000	1,117,320
Virginia State Public Building Authority, Revenue,
5.00%, due 08/01/2012	185,000	192,354

14

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 94.9% (Continued)	Par Value	Value
Virginia State Public School Authority, Series A, Revenue,
5.00%, due 08/01/2020	$585,000	$668,866
Virginia State Public School Authority, Series B, Revenue,
4.00%, due 08/01/2014	400,000	438,684
Virginia State Public School Authority, Series B-1, Revenue,
5.00%, due 08/01/2018	500,000	606,915
Virginia State Resources Authority, Clean Water, Revenue,
5.00%, due 10/01/2021	500,000	601,525
Virginia State Resources Authority, Infrastructure, Series B, Revenue,
5.00%, due 11/01/2024	500,000	575,445
Virginia State, Series B, GO,
5.00%, due 06/01/2012	500,000	515,945
5.00%, due 06/01/2017	250,000	301,245

Total Virginia Revenue and General Obligation (GO) Bonds (Cost $26,439,664)		$28,456,784

WASHINGTON, D.C. REVENUE BONDS — 1.9%	Par Value	Value
Metropolitan Washington Airports Authority, Series C, Revenue,
5.00%, due 10/01/2022 (Cost $508,800)	$500,000	$559,155

EXCHANGE-TRADED FUNDS — 0.8%	Shares	Value
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF (Cost $241,000)	10,000	$243,500

MONEY MARKET FUNDS — 1.3%	Shares	Value
Fidelity Tax Exempt Portfolio - Class I, 0.01% (a) (Cost $388,319)	388,319	$388,319

Total Investments at Value — 98.9% (Cost $27,577,783)		$29,647,758

Other Assets in Excess of Liabilities — 1.1%		338,208

Net Assets — 100.0%		$29,985,966

ETM - Escrowed to Maturity.

(a)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2011.

See accompanying notes to financial statements.

15

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2011 (Unaudited)

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
ASSETS
Investments in securities:
At acquisition cost	$13,021,405	$16,919,508	$27,577,783
At value (Note 2)	$15,339,182	$20,179,084	$29,647,758
Repurchase agreements (Note 2)	1,765,305	3,310,241	—
Dividends and interest receivable	65,439	13,685	374,653
Receivable for capital shares sold	136	3,497	—
Other assets	3,131	10,917	8,412
TOTAL ASSETS	17,173,193	23,517,424	30,030,823

LIABILITIES
Distributions payable	3,760	—	6,446
Payable for investment securities purchased	—	30,891	—
Payable for capital shares redeemed	11,178	10,112	21,137
Accrued investment advisory fees (Note 4)	9,462	13,078	7,895
Payable to administrator (Note 4)	4,515	4,515	4,115
Other accrued expenses	12,284	3,917	5,264
TOTAL LIABILITIES	41,199	62,513	44,857

NET ASSETS	$17,131,994	$23,454,911	$29,985,966

Net assets consist of:
Paid-in capital	$14,932,911	$21,699,851	$27,904,491
Accumulated (Distributions in excess of) net investment income	(25,069)	27,793	—
Accumulated net realized gains (losses) from security transactions	(93,625)	(1,532,309)	11,500
Net unrealized appreciation on investments	2,317,777	3,259,576	2,069,975
Net assets	$17,131,994	$23,454,911	$29,985,966

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,439,178	1,646,951	2,836,997

Net asset value, offering price and redemption price per share	$11.90	$14.24	$10.57

See accompanying notes to financial statements.

16

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended September 30, 2011 (Unaudited)

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
INVESTMENT INCOME
Dividends	$111,426	$210,727	$1,850
Foreign withholding taxes on dividends	(169)	(325)	—
Interest	115,903	68	520,349
TOTAL INVESTMENT INCOME	227,160	210,470	522,199

EXPENSES
Investment advisory fees (Note 4)	65,621	88,770	60,720
Administration fees (Note 4)	24,000	24,000	22,082
Professional fees	10,765	9,045	7,568
Trustees’ fees and expenses	5,418	5,418	5,418
Custodian and bank service fees	4,263	5,595	2,617
Compliance fees (Note 4)	3,100	3,100	3,100
Pricing costs	2,785	586	4,029
Printing of shareholder reports	2,153	3,654	1,417
Registration fees	2,061	2,779	1,620
Postage and supplies	1,480	1,330	961
Insurance expense	1,034	1,326	1,388
Other expenses	2,624	4,187	5,966
TOTAL EXPENSES	125,304	149,790	116,886
Fees voluntarily waived by the Adviser (Note 4)	—	—	(12,144)
Expenses reimbursed through a directed brokerage arrangement (Note 5)	(6,000)	(6,000)	—
NET EXPENSES	119,304	143,790	104,742

NET INVESTMENT INCOME	107,856	66,680	417,457

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on security transactions	303,203	125,241	10,768
Net change in unrealized appreciation/ depreciation on investments	(2,178,686)	(3,985,349)	922,502

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,875,483)	(3,860,108)	933,270

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(1,767,627)	$(3,793,428)	$1,350,727

See accompanying notes to financial statements.

17

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	The Jamestown Balanced Fund		The Jamestown Equity Fund
	Six Months Ended Sept. 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended Sept. 30, 2011 (Unaudited)	Year Ended March 31, 2011
FROM OPERATIONS
Net investment income	$107,856	$275,933	$66,680	$146,142
Net realized gains on security transactions	303,203	1,442,653	125,241	2,063,344
Net change in unrealized appreciation/ depreciation on investments	(2,178,686)	297,662	(3,985,349)	1,218,908
Net increase (decrease) in net assets from operations	(1,767,627)	2,016,248	(3,793,428)	3,428,394

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(114,302)	(294,842)	(64,502)	(163,723)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,509	35,385	458,667	2,712,183
Net asset value of shares issued in reinvestment of distributions to shareholders	105,589	260,251	61,479	156,040
Payments for shares redeemed	(2,427,276)	(2,869,410)	(1,566,698)	(4,307,138)
Net decrease in net assets from capital share transactions	(2,317,178)	(2,573,774)	(1,046,552)	(1,438,915)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,199,107)	(852,368)	(4,904,482)	1,825,756

NET ASSETS
Beginning of period	21,331,101	22,183,469	28,359,393	26,533,637
End of period	$17,131,994	$21,331,101	$23,454,911	$28,359,393

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(25,069)	$(27,043)	$27,793	$25,615

CAPITAL SHARE ACTIVITY
Shares sold	342	2,932	27,976	180,359
Shares reinvested	8,391	21,529	3,683	10,779
Shares redeemed	(190,091)	(235,155)	(99,792)	(284,981)
Net decrease in shares outstanding	(181,358)	(210,694)	(68,133)	(93,843)
Shares outstanding, beginning of period	1,620,536	1,831,230	1,715,084	1,808,927
Shares outstanding, end of period	1,439,178	1,620,536	1,646,951	1,715,084

See accompanying notes to financial statements.

18

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	The Jamestown Tax Exempt Virginia Fund
	Six Months Ended Sept. 30, 2011 (Unaudited)	Year Ended March 31, 2011
FROM OPERATIONS
Net investment income	$417,457	$877,394
Net realized gains on security transactions	10,768	53,155
Net change in unrealized appreciation/depreciation on investments	922,502	(171,596)
Net increase in net assets from operations	1,350,727	758,953

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(417,457)	(877,910)
From net realized gains from security transactions	—	(71,952)
Decrease in net assets from distributions to shareholders	(417,457)	(949,862)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	590,612	1,686,867
Net asset value of shares issued in reinvestment of distributions to shareholders	358,767	806,846
Payments for shares redeemed	(2,265,157)	(4,838,925)
Net decrease in net assets from capital share transactions	(1,315,778)	(2,345,212)

TOTAL DECREASE IN NET ASSETS	(382,508)	(2,536,121)

NET ASSETS
Beginning of period	30,368,474	32,904,595
End of period	$29,985,966	$30,368,474

ACCUMULATED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	56,083	161,718
Shares reinvested	34,247	77,402
Shares redeemed	(216,135)	(462,738)
Net decrease in shares outstanding	(125,805)	(223,618)
Shares outstanding, beginning of period	2,962,802	3,186,420
Shares outstanding, end of period	2,836,997	2,962,802

See accompanying notes to financial statements.

19

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2011		Years Ended March 31,
	(Unaudited)		2011	2010	2009	2008	2007
Net asset value at beginning of period	$13.16		$12.11	$10.09	$12.95	$14.53	$14.97

Income (loss) from investment operations:
Net investment income	0.07		0.16	0.22	0.25	0.26	0.27
Net realized and unrealized gains (losses) on investments	(1.25)		1.06	2.04	(2.91)	0.27	0.69
Total from investment operations	(1.18)		1.22	2.26	(2.66)	0.53	0.96

Less distributions:
Dividends from net investment income	(0.08)		(0.17)	(0.24)	(0.20)	(0.28)	(0.29)
Distributions from net realized gains	—		—	—	—	(1.83)	(1.11)
Total distributions	(0.08)		(0.17)	(0.24)	(0.20)	(2.11)	(1.40)

Net asset value at end of period	$11.90		$13.16	$12.11	$10.09	$12.95	$14.53

Total return (a)	(9.02%	)(b)	10.24%	22.56%	(20.75% )	2.97%	6.57%

Net assets at end of period (000’s)	$17,132		$21,331	$22,183	$21,072	$32,058	$45,460

Ratio of total expenses to average net assets	1.24%	(c)	1.24%	1.20%	1.14%	1.01%	0.94%

Ratio of net expenses to average net assets (d)	1.18%	(c)	1.18%	1.11%	1.05%	0.95%	0.89%

Ratio of net investment income to average net assets (d)	1.07%	(c)	1.31%	1.98%	2.10%	1.71%	1.80%

Portfolio turnover rate	10%	(b)	30%	40%	43%	30%	40%
(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 5).

See accompanying notes to financial statements.

20

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2011		Years Ended March 31,
	(Unaudited)		2011	2010	2009	2008	2007
Net asset value at beginning of period	$16.54		$14.67	$11.01	$16.68	$18.12	$18.45

Income (loss) from investment operations:
Net investment income	0.04		0.09	0.10	0.08	0.08	0.10
Net realized and unrealized gains (losses) on investments	(2.30)		1.87	3.64	(5.68)	0.20	1.15
Total from investment operations	(2.26)		1.96	3.74	(5.60)	0.28	1.25

Less distributions:
Dividends from net investment income	(0.04)		(0.09)	(0.08)	—	(0.08)	(0.10)
Distributions from net realized gains	—		—	—	—	(1.50)	(1.48)
Return of capital	—		—	—	(0.07)	(0.14)	—
Total distributions	(0.04)		(0.09)	(0.08)	(0.07)	(1.72)	(1.58)

Net asset value at end of period	$14.24		$16.54	$14.67	$11.01	$16.68	$18.12

Total return (a)	(13.71%	)(b)	13.48%	33.96%	(33.63% )	0.94%	6.92%

Net assets at end of period (000’s)	$23,455		$28,359	$26,534	$18,790	$32,317	$37,128

Ratio of total expenses to average net assets	1.10%	(c)	1.13%	1.16%	1.15%	0.99%	0.97%

Ratio of net expenses to average net assets (d)	1.05%	(c)	1.09%	1.12%	1.10%	0.95%	0.91%

Ratio of net investment income to average net assets (d)	0.49%	(c)	0.56%	0.78%	0.56%	0.38%	0.52%

Portfolio turnover rate	14%	(b)	49%	59%	69%	46%	53%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 5).

See accompanying notes to financial statements.

21

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended Sept. 30, 2011		Years Ended March 31,
	(Unaudited)		2011	2010	2009		2008	2007
Net asset value at beginning of period	$10.25		$10.33	$10.24	$10.10		$10.06	$10.05

Income (loss) from investment operations:
Net investment income	0.14		0.29	0.30	0.34		0.36	0.37
Net realized and unrealized gains (losses) on investments	0.32		(0.06)	0.11	0.13		0.05	0.01
Total from investment operations	0.46		0.23	0.41	0.47		0.41	0.38

Less distributions:
Dividends from net investment income	(0.14)		(0.29)	(0.31)	(0.33)		(0.36)	(0.36)
Distributions from net realized gains	—		(0.02)	(0.01)	(0.00	)(a)	(0.01)	(0.01)
Total distributions	(0.14)		(0.31)	(0.32)	(0.33)		(0.37)	(0.37)

Net asset value at end of period	$10.57		$10.25	$10.33	$10.24		$10.10	$10.06

Total return (b)	4.55%	(c)	2.26%	4.04%	4.77%		4.09%	3.85%

Net assets at end of period (000’s)	$29,986		$30,368	$32,905	$32,730		$29,093	$28,981

Ratio of total expenses to average net assets	0.77%	(d)	0.76%	0.75%	0.77%		0.77%	0.75%

Ratio of net expenses to average net assets (e)	0.69%	(d)	0.69%	0.69%	0.69%		0.69%	0.69%

Ratio of net investment income to average net assets (e)	2.75%	(d)	2.78%	2.89%	3.31%		3.54%	3.66%

Portfolio turnover rate	0%		8%	16%	10%		13%	10%

(a)	Amount rounds to less than a penny per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

22

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2011 (Unaudited)

1. Organization

The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Jamestown Balanced Fund’s investment objectives are long-term growth of capital and income.

The Jamestown Equity Fund’s investment objective is long-term growth of capital.

The Jamestown Tax Exempt Virginia Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder’s investment.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those established by and under the general supervision of the Board of Trustees and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

23

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

For example, fixed income securities and repurchase agreements held by the Funds are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2011 by security type:

The Jamestown Balanced Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$9,833,137	$—	$—	$9,833,137
U.S. Treasury & Government Agency Obligations	—	1,640,239	—	1,640,239
Municipal Bonds	—	103,972	—	103,972
Mortgage-Backed Securities	—	918,364	—	918,364
Corporate Bonds	—	2,525,685	—	2,525,685
Money Market Funds	317,785	—	—	317,785
Repurchase Agreements	—	1,765,305	—	1,765,305
Total	$10,150,922	$6,953,565	$—	$17,104,487

The Jamestown Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$19,950,846	$—	$—	$19,950,846
Money Market Funds	228,238	—	—	228,238
Repurchase Agreements	—	3,310,241	—	3,310,241
Total	$20,179,084	$3,310,241	$—	$23,489,325

24

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Jamestown Tax Exempt Virginia Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$29,015,939	$—	$29,015,939
Exchange-Traded Funds	243,500	—	—	243,500
Money Market Funds	388,319	—	—	388,319
Total	$631,819	$29,015,939	$—	$29,647,758

Refer to The Jamestown Balanced Fund’s and The Jamestown Equity Fund’s Schedules of Investments for a listing of the common stocks and corporate bonds valued using Level 1 and Level 2 inputs by sector type. During the six months ended September 30, 2011, the Funds did not have any significant transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds during the six months ended or as of September 30, 2011. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Repurchase agreements — The Funds may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund and The Jamestown Equity Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

25

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid during the periods ended September 30, 2011 and March 31, 2011 was as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Exempt- Interest Dividends	Total Distributions
The Jamestown Balanced Fund	9/30/11	$114,302	$—	$—	$114,302
	3/31/11	$294,842	$—	$—	$294,842
The Jamestown Equity Fund	9/30/11	$64,502	$—	$—	$64,502
	3/31/11	$163,723	$—	$—	$163,723
The Jamestown Tax Exempt Virginia Fund	9/30/11	$—	$—	$417,457	$417,457
	3/31/11	$—	$71,952	$877,910	$949,862

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a “to-be-announced” basis — The Jamestown Balanced Fund may trade securities on a “to-be-announced” (“TBA”) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

26

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributable earnings at September 30, 2011 was as follows:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Cost of portfolio investments	$14,837,412	$20,289,827	$27,577,783
Gross unrealized appreciation	$2,704,078	$4,140,271	$2,069,975
Gross unrealized depreciation	(437,003)	(940,773)	—
Net unrealized appreciation on investments	2,267,075	3,199,498	2,069,975
Accumulated ordinary income	3,943	27,793	121
Accumulated tax exempt income	—	—	6,446
Undistributed long-term gains	—	—	611
Capital loss carryforward	(370,879)	(1,568,139)	—
Other gains	302,704	95,908	10,768
Other temporary differences	(3,760)	—	(6,446)
Total distributable earnings	$2,199,083	$1,755,060	$2,081,475

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of market discount and premium on fixed income securities.

As of March 31, 2011, The Jamestown Balanced Fund and The Jamestown Equity Fund had the following capital loss carryforward for federal income tax purposes:

	Amount	Expires March 31,
The Jamestown Balanced Fund	$370,879	2018
The Jamestown Equity Fund	$1,568,139	2018

These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

For the six months ended September 30, 2011, The Jamestown Balanced Fund reclassified $8,420 of distributions in excess of net investment income against accumulated net realized losses from security transactions on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassification had no effect on the Fund’s net assets or net asset value per share.

27

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2007 through March 31, 2011) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2011:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Purchase of investment securities	$1,689,321	$3,640,787	$—
Proceeds from sales and maturities of investment securities	$4,654,551	$6,862,303	$469,980

4. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
Each Fund’s investments are managed by Lowe, Brockenbrough & Company, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .65% of its average daily net assets up to $250 million, .60% of the next $250 million of such assets and .55% of such assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of .65% of its average daily net assets up to $500 million and .55% of such assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such assets and .30% of such assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

During the six months ended September 30, 2011, the Adviser voluntarily undertook to limit the total annual operating expenses of The Jamestown Tax Exempt Virginia Fund to .69% of average daily net assets. Accordingly, the Adviser voluntarily waived $12,144 of its investment advisory fees during the six months ended September 30, 2011.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such assets in excess of $50 million. The Jamestown Balanced Fund and The Jamestown Equity Fund are

28

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

each subject to a minimum monthly fee of $4,000. The Jamestown Tax Exempt Virginia Fund is subject to a minimum monthly fee of $3,500. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

5. Brokerage Arrangement

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund’s operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $6,000 for each Fund for the six months ended September 30, 2011.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Concentration of Credit Risk

The Jamestown Tax Exempt Virginia Fund invests primarily in debt instruments of municipal issuers in the Commonwealth of Virginia. The issuers’ abilities to meet their obligations may be affected by economic developments in the Commonwealth or its region, as well as disruptions in the credit markets and the economy, generally.

29

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

9. Recent Accounting Pronouncement and New Legislation

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ current fiscal year ending March 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be included in the Annual Report for the year ending March 31, 2012.

30

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2011 through September 30, 2011).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

31

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period*
The Jamestown Balanced Fund
Based on Actual Fund Return	$1,000.00	$909.80	$5.65
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.15	$5.97
The Jamestown Equity Fund
Based on Actual Fund Return	$1,000.00	$862.90	$4.90
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.80	$5.32
The Jamestown Tax Exempt Virginia Fund
Based on Actual Fund Return	$1,000.00	$1,045.50	$3.54
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.61	$3.50

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Jamestown Balanced Fund	1.18%
The Jamestown Equity Fund	1.05%
The Jamestown Tax Exempt Virginia Fund	0.69%

32

THE JAMESTOWN FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

THE JAMESTOWN FUNDS

www.jamestownfunds.com

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
1802 Bayberry Court
Suite 400
Richmond, Virginia 23226

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

Independent Registered
Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)  Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Williamsburg Investment Trust

By (Signature and Title)*		/s/ Tina H. Bloom
Tina H. Bloom, Secretary

Date	November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John T. Bruce
John T. Bruce, President (FBP Value Fund and FBP Balanced Fund)

Date	November 30, 2011

By (Signature and Title)*		/s/ Thomas W. Leavell
Thomas W. Leavell, President (The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund)

Date	November 30, 2011

By (Signature and Title)*		/s/ Charles M. Caravati III
Charles M. Caravati III, President (The Jamestown Balanced Fund and The Jamestown Equity Fund)

Date	November 30, 2011

By (Signature and Title)*		/s/ Joseph A. Jennings III
Joseph A. Jennings III, President (The Jamestown Tax Exempt Virginia Fund)

Date	November 30, 2011

By (Signature and Title)*		/s/ John P. Ackerly IV
John P. Ackerly IV, President (The Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund)

Date	November 30, 2011

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	November 30, 2011

* Print the name and title of each signing officer under his or her signature.